Exhibit 10.4†

Execution Copy

TOPS MARKETS, LLC

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (the “Agreement”) is made as of November 12, 2009 (the “Effective Date”) between TOPS MARKETS, LLC, a New York limited liability company with principal offices located at 6363 Main Street, Williamsville, NY 14221-5898 (together with its successors and assigns, “Tops”) and C&S WHOLESALE GROCERS, INC., a Vermont corporation with principal offices located at 7 Corporate Drive, Keene, New Hampshire 03431 (“C&S”) and, for purposes of Sections 9.2(b), *, 9.4 and 10.3 of this Agreement, Erie Logistics, LLC (“Erie”).  Each of C&S and Tops, individually, is a “Party” and together, they are “Parties” and Erie is a “Party” for purposes of the Sections listed above.  Capitalized terms set forth herein shall have the meanings ascribed to them in Section 10.18 of this Agreement.

W I T N E S S E T H :

WHEREAS, C&S operates warehouse and distribution centers, performs procurement and wholesale supply services, and provides related operational services to its retail grocery customers;

WHEREAS, Tops engaged C&S to provide Tops with certain warehousing, distribution and procurement services related to the supply of supermarket products to Tops pursuant to the terms and conditions set forth in the Amended and Restated Supply Agreement by and among Tops, C&S and certain Affiliates of C&S, dated as of June 15, 2007, together with any and all amendments thereto (the “Prior Agreement”); and

WHEREAS, the Parties wish to materially change their contracting relationship as it exists under the Prior Agreement in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

PRELIMINARY MATTERS

1.1                   Preliminary Statement.  The Parties wish to establish, as of the Effective Date, a * (defined below) provided to Tops by C&S pursuant to this Agreement in connection with the sale to Tops of supermarket products for resale at the Tops Stores.  The Parties further desire to collaborate with respect to the exploration, evaluation and implementation of opportunities to reduce Tops’ supply chain costs and allow the Parties to benefit from such opportunities as they may arise, subject to the terms of this Agreement.

1.2                   Services.  During the Term (as defined in Section 9.1), C&S shall provide to Tops warehousing, transportation, procurement, purchasing and related services on the terms and conditions set forth in this Agreement.  Collectively, the Warehousing Services, the Transportation Services, the Procurement and Purchasing Services, and the Additional Services (each as more specifically defined and described in this Agreement) shall be referred to as the “Services”).

† Confidential portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission under a request for confidential treatment. The portions of this agreement that have been omitted and filed separately with the Securities and Exchange Commission are denoted by the use of an asterisk in this agreement.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

1.3                   Services Commencement Date; Term.  The “Services Commencement Date” shall be the date on which C&S will begin providing the Services to Tops pursuant to the terms of this Agreement, which date shall be November 22, 2009.  The Term of this Agreement is as set forth in Section 9.1 hereof.  The schedule of Contract Years during the Term is set forth on Exhibit 1.3 attached hereto.

1.4                   Prior Agreement. Subject to the terms set forth in this Section 1.4, the Prior Agreement shall remain in force and effect until the Services Commencement Date.  On the Services Commencement Date, this Agreement shall in all respects replace and supersede the Prior Agreement, which shall be terminated and no longer in effect as of the Services Commencement Date (except the relevant provisions of the Prior Agreement may survive for the limited purposes set forth in this Section 1.4); provided, however, with respect to any claim or cause of action that becomes known subsequent to the Services Commencement Date (and could not have been known, through ordinary diligence, prior to the Services Commencement Date) and arises from or is related to any set of facts or circumstances which arose or existed prior to the Services Commencement Date, the terms and conditions of the Prior Agreement (including those related to dispute resolution) shall control.  However, all claims that were known to a complaining Party, or through ordinary diligence could have been known by such Party, prior to the Services Commencement Date shall be deemed waived and the complaining Party shall be forever barred from raising such claims as against the other Party, except with respect to such amounts as have been billed before the Services Commencement Date but not paid as of the Services Commencement Date and any amounts subject to any claims related to deducted amounts disputed by a third party or amounts charged back by any third party against C&S with respect to Tops business.  For the avoidance of doubt, no Affiliate of either Party (other than Erie) is or shall be deemed to be a Party to this Agreement.  Notwithstanding anything above in this Section 1.4, each Party represents and warrants to the other Party that, as of the Effective Date, such Party does not know of any claims it or any of its Affiliates may possess against such other Party or any of its Affiliates under the Prior Agreement (other than possible claims relating to any amounts billed and outstanding as of the Effective Date).  *

1.5                   Operating Budget.   Commencing with the Services Commencement Date, the Parties shall operate in accordance with the budgeted costs and income items set forth in the applicable Approved Budget (each such budget subject to the approval and adjustment provisions set forth Article 4).  Exhibits 1.5(a)-(d) to this Agreement and referred to below comprise the C&S budget for its 2009 fiscal year (i.e., beginning September 27, 2008 and ending September 26, 2009) (collectively, the “2009 Budget”).  Such Exhibits are attached to this Agreement strictly for the purpose of reflecting the basis for the components of the Baseline Budget (which Baseline Budget, attached as Exhibit 4.7(a) hereto, is hereby agreed to by the Parties and, subject to adjustment of the Baseline Budget as set forth herein, is binding on the Parties, including without limitation, in connection with the calculation of the Gainshare in accordance with Section 4.7) and for illustrating an example of a future Approved Budget.  The 2009 Budget reflects the budgeted costs and income items applicable to C&S’s 2009 fiscal year as follows:

(a)                                  For services provided by C&S with respect to all Merchandise other than the GM/HBC Merchandise (for purposes hereof, the “Mainline Operations”):

• Exhibit 1.5(a) — (1) (Summary of Budgeted Costs — Mainline Operations)

• Exhibit 1.5(b) — (1) (Total Warehousing Costs — Mainline Operations)

• Exhibit 1.5(c) — (1) (Total Transportation Costs — Mainline Operations)

(b)                                 For services provided by C&S with respect to the GM/HBC Merchandise only (the “GM/HBC Operations”):

• Exhibit 1.5(a) — (2) (Summary of Budgeted Costs — GM/HBC)

• Exhibit 1.5(b) — (2) (Total Warehousing Costs — GM/HBC (under the heading “Tops Allocation”) )

• Exhibit 1.5(c) — (2) (Total Transportation Costs — GM/HBC)

(c)                                  For procurement and purchasing services with respect to all Merchandise including GM/HBC):

• *

The Parties shall use the Baseline Budget for the purpose of computing whether and to what extent a Cost Savings Gainshare Incentive Fee is payable to C&S, as described in Section 4.7(d) hereof.  All future Approved Budgets will comport substantially with the form of the 2009 Budget, and will similarly include a “Summary of Budgeted Costs” and categories of expenses and revenues, subject to modifications mutually agreed to by the Parties.  The Parties agree that the 2009 Budget does, and each subsequent Approved Budget shall, cover periods corresponding to C&S’s fiscal year, which is each 52-week period (or 53-week period every five to six years) terminating on the last Saturday in September of each year.  The Parties will make any prorations (for example, to the Baseline Budget and the Services Fees) necessary to account for any 53-week Contract Year.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

1.6                   Performance Standards.  C&S covenants and agrees to perform the Services and the Other Services, subject to the terms and conditions contained in this Agreement, and to maintain and operate the Facilities (including the cleanliness thereof) with the degree of care, skill and diligence consistent with an experienced, reputable entity operating a warehouse and distribution center; provided however, that with respect to the maintenance and operation of any Tops owned Facility, C&S’s obligations under this Agreement will not exceed its obligations agreed to by C&S under the applicable lease with respect to such Facility.  C&S covenants and agrees that it shall use commercially reasonable efforts to identify for Tops all necessary and desirable steps and measures to permit C&S to comply with its obligations under this Agreement and to reflect the same in the applicable Approved Budget or Flex Budget.  In addition to any of its other obligations as set forth in this Agreement, C&S covenants and agrees that during the Term, it will:

(a)                                  take all necessary and reasonable steps and precautions to protect Merchandise from weather, water, theft, vandalism and all other reasonably foreseeable hazards and damages;

(b)                                 comply with all material federal, state and local Laws, rules, regulations, by-laws, zoning legislation, guidelines, ordinances, orders and any other restrictions, covenants and other limitations (including, without limitation, those in respect of environmental and health and safety matters) applicable to the occupation and operation of the Facilities, the providing of the Services and Other Services and to otherwise comply with the terms and conditions of this Agreement.  C&S shall keep in full force and effect all licenses, registrations and other qualifications imposed by any applicable governmental authorities necessary to occupy and operate the Facilities, and to provide the Services and Other Services and to otherwise fulfill the terms and conditions of this Agreement;

(c)                                  except as otherwise instructed by Tops in writing, not place any Merchandise in proximity to any other products or any material that is or may be noxious, flammable, hazardous or whose characteristics may adversely affect the quality, fitness or intended purpose, merchantability and other characteristics of the Merchandise or otherwise cause in any manner whatsoever Merchandise to be adulterated or deteriorate;

(d)                                 deliver Merchandise that meets Tops’ reasonable quality standards as set forth in Exhibit 1.6(d) attached hereto, and that is materially free from damage including,

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

but not limited to, temperature damage, and materially free from evidence of rodents or insects; and

(e)                                  maintain all of the Fixed Assets in good working order and promptly (or as soon as practicable in the case of refrigeration equipment) repair and/or replace any Fixed Assets that may prevent or hinder C&S’s ability to provide the Services and/or Other Services in accordance with the terms and conditions of this Agreement.  C&S covenants and agrees that it shall use commercially reasonable efforts to identify all necessary and desirable maintenance and repair requirements outlined in this clause (e) to Tops and to reflect the same in the applicable Approved Budget or Flex Budget, as the case may be.

ARTICLE 2

WAREHOUSING AND TRANSPORTATION SERVICES; FACILITIES; FIXED ASSETS

2.1                   Warehousing and Transportation Services Generally.  As of the Services Commencement Date, C&S shall perform the Warehousing Services and Transportation Services (each as defined below) from the Facilities in accordance with and subject to the terms and conditions set forth in this Agreement.  C&S will charge Tops for all Costs related to providing the Warehousing and Transportation Services, on an actual cost, pass-through basis, as more specifically described in Article 4 of this Agreement.  For clarification, the amount of Costs payable by Tops in respect of the Warehousing Services and Transportation Services for any Contract Year will not exceed the Costs actually incurred by C&S in connection with such Warehousing Services and Transportation Services for such Contract Year.

2.2                   Warehousing Services.  During the Term, C&S shall provide to Tops warehousing services related to the supply of Merchandise on the terms and conditions set forth in this Agreement (collectively, the “Warehousing Services”).  Such Warehousing Services will include, but are not limited to: the daily operation and maintenance of the Facilities; handling and confirming receipt of inbound orders; loading and unloading; cross-docking; storage; selection; pallet building; case labeling (where applicable); cardboard baling (for pick-up and disposal by Tops); monitoring vendor compliance; tracking warehouse income, where applicable; processing claims for recovery of lost or damaged Merchandise, as applicable; banana ripening; employing personnel for the provision of the Warehousing Services whose training and skill are consistent with industry standards; and interfacing with Tops personnel, as appropriate.

2.3                   Transportation Services.

(a)                                  General.  C&S shall be responsible for inbound transportation of Merchandise from Tops’ vendors to the Facilities and for the routing and overall management of outbound transportation and the delivery of Merchandise from the Facilities to Tops Stores.  C&S’s management of the inbound and outbound transportation of Merchandise, including undertaking to arrange for delivery by third party contract carriers, shall be referred to as the “Transportation Services”.

(i)                                     Inbound Transportation.  As part of the Transportation Services, C&S shall manage inbound delivery of Merchandise as it is shipped from vendors thereof to the Facilities.

(ii)                                  Outbound Transportation.  As part of the Transportation Services, C&S shall manage the design, development and implementation of outbound Transportation Services, including, but not limited to, transportation network configuration and routing and the overall management of such Transportation Services supporting the Tops Stores.  C&S shall arrange for the diligent, professional and reasonably expeditious transport of such Merchandise to the Tops Stores, which may be through the hiring of reputable contract carriers on a sub-contracted basis.  C&S acknowledges and agrees that it will be responsible for the management of any such contract carriers in connection with the performance of the Transportation Services, and the costs related thereto will be incorporated into the Approved Budget and/or any Flex Budget as applicable.  Notwithstanding the foregoing, at any time Tops may, at its option and cost, elect to pick up all Merchandise (rather than continue to receive deliveries from C&S) from each applicable Facility from and after the date specified in Tops’ notice of such election, so long as Tops provides to C&S reasonable advance

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

notice of such election to commence the pick up of Merchandise.  In connection with the pick up of Merchandise by Tops, the parties will develop mutually agreed timelines and procedures.  Tops will remain responsible for any and all Costs of C&S related to the pick up of Merchandise and for any and all Costs related to Transportation Services reflecting actual costs incurred by C&S * For clarification, none of the Services Fees payable by Tops to C&S will be reduced in connection with the pick up of Merchandise by Tops.

(b)                                 Costs and Other Matters.  All costs associated with the Transportation Services to Tops, which shall be part of the overall Costs payable by Tops, shall be incorporated by C&S into and made a part of each Approved Budget or Flex Budget, as the case may *.  For clarification, title to Merchandise shall remain with C&S until (i) such time as the trailer containing Merchandise exits the loading dock of the applicable Facility, in the case of Merchandise that is picked up from the Facility by a Tops driver or contract carrier arranged for by Tops; or (ii) such time as the trailer containing Merchandise is received at the destination Tops Store, in the case of Merchandise that is transported by a C&S driver or otherwise picked up from the Facility by a contract carrier arranged for by C&S; provided, that for clarification, any costs associated with theft or damage to Merchandise and/or Fixed Assets shall constitute Costs for which Tops is responsible.  Store polling and deliveries will be made in accordance with a polling and delivery schedule that the Parties will jointly establish and may subsequently modify from time to time. *.

(c)                                  Cooperation in Developing Network Efficiencies.  The Parties shall, from time to time, mutually discuss and use commercially reasonable efforts to explore opportunities to achieve efficiencies in the distribution network for Tops with respect to the delivery of Merchandise to Tops Stores, which may include seeking efficiencies through reduced or alternative shipping points, reduced or alternative delivery frequencies, increased full truckload deliveries and modifications to delivery schedules.  If the Parties determine to jointly pursue any opportunities, the Parties will cooperate in the development and implementation of initiatives designed to take advantage of such opportunities.

(d)                                 Recalls.  As part of the Services, if any Merchandise supplied to Tops Stores is recalled or withdrawn as part of formal recall procedures (the “Recalled Merchandise”), at Tops’ request C&S will arrange for the pick up of any such Recalled Merchandise from Tops Stores for disposal or return to the applicable vendor, so long as such request is not inconsistent with any Laws or procedures C&S is subject to in connection with such recall.  Tops will prepare the Recalled Merchandise for shipment and clearly identify such product as “Recalled Merchandise” prior to pick up by C&S.  Notwithstanding anything herein to the contrary, Tops will remain responsible for its compliance with any Laws and recall procedures applicable to any such Recalled Merchandise, including the removal of any such Recalled Merchandise from Tops’ Store shelves and preparation for pick up.   C&S will replenish Tops Stores with replacement Merchandise purchased by Tops, to the extent comparable replacement Merchandise is available. * For clarification, no product credits will be issuable to Tops in connection with any product supplied to Tops by DSD vendors or otherwise not supplied by C&S.

2.4                   Facilities; Facility Decisions.

(a)                                  The Parties acknowledge and agree that as of the Effective Date, the * Facilities are utilized to support the Tops Stores; provided, however, that nothing herein shall prohibit or restrict C&S from performing any services or activities of any sort whatsoever from any Facility on behalf of its other customers or for its own account.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(b)                                 During the Term, if C&S wishes to undertake a closure of any Facility and/or a relocation of the Services so as to be provided from any Replacement Facility, or otherwise automate all or any portion of the labor function at any such Facility (a “Facility Decision”), then C&S will so notify Tops, including written notice whether such Facility Decision is reasonably expected to result in a partial or complete withdrawal from a multiemployer pension plan and a good faith estimate of any expected withdrawal liability, and the Parties will review and discuss in good faith the details of such a Facility Decision, including the * anticipated as a result of such Facility Decision.  In connection with any Facility Decision which Tops has *, and which would *, then * Tops will *.  In connection with any Facility Decision for which Tops *, then * Tops * C&S shall be entitled to receive *.  Any other * related to any such Facility Decision,* will be considered by the Parties and addressed consistent with the foregoing.  If the Parties *, then C&S *.

2.5                   Fixed Assets.  Tops recognizes, understands and agrees that C&S may be required to purchase, lease or license equipment or systems specifically dedicated to support the Services and necessary to meet C&S’s obligations to Tops under this Agreement.  C&S shall not purchase, lease, license or otherwise acquire any new Fixed Assets, or change the financing terms of any current Fixed Asset financing arrangements, which would give rise to or increase Costs in any Fiscal Accounting Period in excess of what is set forth in an Approved Budget or Flex Budget without first obtaining the written consent of Tops, which consent shall not be unreasonably withheld, delayed or conditioned.  Any and all Fixed Assets which give rise to or increase Costs chargeable to Tops hereunder shall be depreciated in accordance with C&S’s depreciation schedule for such Fixed Assets as set forth on Exhibit 2.5.

ARTICLE 3

PROCUREMENT AND PURCHASING SERVICES; NET COST

3.1                   Merchandise.  Subject to the terms and conditions set forth in this Agreement, Tops shall purchase from C&S, and C&S shall sell to Tops, for use or resale at the Tops Stores (defined below), Tops’ entire requirements of merchandise in the following categories (collectively, “Merchandise”):  grocery, dry bakery, candy, spices, store supplies, dried produce, packaged meat, fresh meat, fresh deli, fresh seafood, produce, dairy, floral, frozen (mainline), frozen bakery, ice, ice cream, frozen commodity meat, frozen seafood, frozen deli, tobacco and GM/HBC (excluding cosmetics, panty hose and toys merchandise), but excluding the products set forth in the last sentence of this Section, for use or resale at the Tops Stores.  In connection with the foregoing Merchandise, C&S will provide the Procurement and Purchasing Services, subject to the terms and conditions set forth in this Article 3.  In addition to the specifically excluded GM/HBC items, Merchandise does not include products that are available for purchase by Tops through direct store delivery (“DSD”) vendors or cross dock vendors and designated as DSD or cross dock by the Parties from time to time.

3.2                   Tops Stores.  The term “Tops Stores” or “Stores” means all supermarket stores owned and operated by Tops or any of its subsidiaries as set forth on Exhibit 3.2, attached hereto.  In addition, the Parties intend that the term “Tops Stores” or “Stores” shall include any replacement store and any new supermarket store or supermarket store hereafter acquired by Tops or any of its subsidiaries, to the extent that *.  With respect to the inclusion of any such replacement, new or acquired store as a Tops Store, any time there is a net increase in the number of Tops Stores from the then current level of Tops Stores the Parties will *, and the Parties will make such other adjustments or modifications to this Agreement as may be appropriate.  Furthermore, C&S will make such adjustments to the then applicable Approved Budget (or Flex Budget, as applicable), as are necessary and appropriate to reflect the * to all of the Tops Stores, including such new stores.  With respect to any store or group of stores acquired by Tops *: (a) if such store or stores remain subject to a pre-existing agreement for the provision of logistics, procurement and/or purchasing services (a “Pre-existing Agreement”) with a provider other than C&S, Tops will not permit the renewal of such Pre-existing Agreement beyond its then-current term and, subject to the Parties’ agreement on any proposed modifications to this Agreement, this Agreement will apply with respect to such store or stores upon the expiration or termination (as appropriate) of such Pre-existing Agreement; and (b) *.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

3.3                   Procurement and Purchasing Services.

(a)                                  During the Term, C&S will procure and purchase all Merchandise intended for use or resale at the Tops Stores, and manage all inventory of such Merchandise (collectively, the “Procurement and Purchasing Services”), subject to Section 3.3(b) below.  Tops may assume certain functions with respect to the procurement of the Merchandise, subject to any necessary modifications to this Agreement and the applicable Approved Budget (or Flex Budget, as applicable), *, and provided that none of the Services Fees payable to C&S under this Agreement shall be reduced.  For purposes of this Agreement, to “procure” shall mean to negotiate directly or indirectly with the applicable vendor with respect to all terms of the purchase of goods including, but not limited to, price, specifications, quantity, freight * (the “Purchase Terms”).  For the purposes of this Agreement, to “purchase” shall mean to:  (i) perform the physical act of purchasing goods through the execution and tender of purchase orders to an applicable vendor; (ii) to pay for such goods; and (iii) to own such goods for the period immediately preceding their resale to Tops.  The Procurement and Purchasing Services may include *  For clarification, Tops will be responsible for the procurement and purchase of any goods that are excluded from “Merchandise” to be supplied by C&S as set forth in Section 3.1 above.

(b)                                 Notwithstanding clause (a) above, Tops may from time to time, * otherwise to be procured by C&S hereunder, provided that none of the Services Fees payable to C&S under this Agreement shall be reduced.  If *, C&S will issue the purchase order to the vendor, arrange for transportation (with respect to produce), confirm on receipt that the shipment meets Tops’ quality and receiving standards, as set forth on Exhibit 3.3(b), and receive the shipment at the applicable Facility. Tops shall be responsible for the spoilage of all *, consistent with Section 4.3(a)(x).  Furthermore, Tops will * with the vendor and C&S will * Tops Stores consistent with current practice.

(c)                                  Each Party shall, with respect to the Merchandise it procures hereunder (i) procure such Merchandise, and otherwise operate, in accordance with all applicable Law and with prudent and ethical business practices; and (ii) in all cases use commercially reasonable efforts to negotiate for the most competitive price available with respect to the Merchandise that it procures.

3.4                   Collaboration with respect to Vendors.  Tops and C&S may collaborate, as jointly determined, in the procurement process.  For example, Tops and C&S may determine specifications applicable to the purchase by C&S of fresh produce and designate vendor(s) from whom specific fresh produce items shall be purchased.  Except as otherwise contemplated by Section 3.3(b), C&S will negotiate with vendors on all Purchase Terms for Merchandise, including but not limited to, cost and quantity, delivery date and *; provided, however, that Tops will assist C&S with any such negotiations as requested by C&S.  Tops understands that C&S may also negotiate inbound freight contracts with respect to Merchandise and assess logistics-related charges and penalties to vendors that do not meet inbound delivery standards.  At C&S’s request, Tops will assist C&S with any disputes that arise in connection with such assessments.  *

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

3.5                   * Generally.  In performing the Procurement and Purchasing Services described hereunder, neither C&S nor any of its Affiliates *; rather, C&S * with the intended result being *.  Tops understands and acknowledges that C&S’s *, and that C&S *.  In connection with the procurement of Merchandise by C&S for Tops, Tops will work together with C&S * they relate to the volume of other C&S customers.

3.6                   Retailer Performance Funds.  Notwithstanding anything herein to the contrary, *, and C&S will not be responsible for *.

If and to the extent *  If Tops has any * with respect to *, Tops will resolve such *, and C&S will *.

3.7                   Promotional Purchases.  Unless Tops and C&S jointly determine otherwise, C&S shall book and purchase (*) promotional or other high-velocity Merchandise intended for use or resale at the Tops Stores, based upon Tops’ advance estimates of promotional volumes, product specifications, vendor designations, purchase quantities, delivery dates, store specific volume allocations, and other projections and information provided by Tops to C&S.

3.8                   Leftover Ad. For the purposes of this Agreement, “Leftover Ad Volume” shall mean the volume of any Merchandise originally comprising a promotional order that remains unshipped to Tops Stores as of the date upon which the applicable promotion concluded.  *.

3.9                   Inventory Control; Product Allocation.

(a)                                  C&S will utilize appropriate inventory control procedures (e.g., physical inventories and cycle counts, as applicable) for regulating inventory levels (including investment buy formulas, taking into account the cost of money, and allocations of responsibility for inventory level overages or shortfalls) and handling short-coded or excess product.  In connection with the foregoing, with respect to any Shared Facilities, Tops will cooperate with C&S in regulating inventory levels as necessary to minimize any adverse impact on C&S’s business with its other customers.

(b)                                 Any Merchandise located in any of the Shared Facilities which is available to C&S in limited quantities that are insufficient to support the demands of C&S’s customers being serviced from any such Facilities shall be allocated among Tops and such other customers during such period of limited supply based *.  In addition, if a vendor makes product available in limited quantities and the product has not been delivered to C&S, C&S shall use commercially reasonable efforts to allocate any such Merchandise among all of its facilities (including the Facilities) based upon *.  For the avoidance of doubt, all costs associated with inter-facility transfers of Merchandise that are necessary in order for C&S to satisfy the foregoing obligation to Tops constitute Costs chargeable to Tops consistent with Article 4.

3.10            Procurement Service Levels.  With respect to the procurement service level applicable to the supply of Merchandise, the Parties agree as follows:

(a)                                  Required Service Level.  The Parties’ mutual objective is to maintain: (i) a * service level on the Merchandise * (* the “Required Service Level”).

(b)                                 Calculation of Service Level.     C&S will provide Tops a * “Service Level Reconciliation Report” showing, with respect to all orders processed for the given period, *.  In computing service level percentages,* for each computation, the numerator shall *, and the denominator shall *.

The term “ad overpull” means any promotional Merchandise volume in excess of the volume projections timely provided by Tops.  The term “manufacturer’s out-of-stock” refers to cases or shipping units (as the case may be) that: (i) were

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

subject to a product recall; (ii) C&S provides within* after shipment to the Tops Stores written proof of out-of-stock status (e.g., a letter from the manufacturer indicating the quantity of the item that was unavailable from the manufacturer for the period in question, or a received purchase order issued within proper lead time indicating the quantity of the item that was cut by the manufacturer); or (iii) the manufacturer has refused to ship product due to a dispute over an Accounts Receivables * and C&S provides such evidence as described in clause (ii) of this paragraph.  C&S’s Service Level Reconciliation Report will be used to establish whether the Required Service Level has been attained, which service level report shall set forth *.

(c)                                  Service Level Default.  A “Service Level Default” shall be deemed to have occurred if, for any reason (except to the extent caused by a default by Tops under this Agreement or an event of Force Majeure), C&S fails to maintain the applicable Required Service Level during *.  Each period * shall be a “Measurement Period.”

(d)                                 Cure of Service Level Default.  Should Tops believe that a Service Level Default has occurred, Tops shall notify C&S and C&S shall use its best efforts to immediately restore the applicable Required Service Level.  If during or prior to the * following the occurrence of a Service Level Default the applicable Required Service Level is achieved, then the Service Level Default shall be cured and new Measurement Periods shall begin.  Failure to achieve the applicable Required Service Level during or prior to the end of such * shall constitute a Service Level Default by C&S and Tops will be entitled to a penalty payment (the “Penalty Payment”) to the extent that the actual service level is below the applicable Required Service Level during such week until the Required Service Level is restored (“Penalty Period”).  The amount of the Penalty Payment shall be equal to: *.  The Penalty Payment shall be paid within *. *.

To the extent that the average actual service level percentage for any week is above *, C&S shall be given a credit equal to *.  C&S shall use the aggregate of any Service Level Credits to set-off against any Penalty Payment that it may owe for service levels below the applicable Required Service Level but above *.

Example of Penalty Payment.  If a Penalty Period lasted for one week, the average actual service level during such Penalty Period was *, the number of cases of Merchandise * delivered during such Penalty Period was * and the Service Level Credit was *, then the Penalty Payment would be equal to *.

(e)                                  Holiday Service Default.  The holiday seasons, i.e. * Easter, Memorial Day, July 4th, Thanksgiving, Christmas and New Year’s Eve, are critical to Tops.  If C&S fails to meet the applicable Required Service Levels for any such * period, then C&S shall pay a Penalty Payment as set forth in Section 3.10(d), above, with * with respect to such * period, and with no reduction for Service Level Credit.

(f)                                    Escalation; Service Level Termination.  A member of C&S’s senior level management will be made available to discuss any service level concerns of Tops related to Service Level Defaults as Tops may request.  If the average actual service level percentage is below * for *, and Tops has provided C&S with Timely Notice of Termination, then Tops may terminate this Agreement within * following the end of the last applicable Measurement Period.  “Timely Notice of Termination” means (a) in the case of Section 3.10(f)(i), within * following the end of the * Measurement Period, Tops has provided C&S with written notice

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

that it intends to terminate this Agreement if the actual service level is below * for *, and (b) in the case of Section 3.10(f)(ii), within * following the end of the * Measurement Period, Tops has provided C&S with written notice that it intends to terminate this Agreement if the actual service level is below *.

3.11            *  The * will be *, as defined herein.  The * shall mean the * (as defined and set forth below) of such * and *, all as more fully set forth below.

(a)                                  *.  The * to be* for any * shall be as follows:

(i)                                     For purposes hereof:

(A)                              * is hereby defined as:

(x)                                   for * with*, the*;

(y)                                 for * without *; and

(z)                                   for *, the *.

(B)                                *, for purposes of this Agreement, means *.

(C)                                *, for purposes of this Agreement, means *  The Parties understand and agree *.

(ii)                                  C&S *.  The *.  Tops acknowledges *.  Tops further acknowledges that *.

(iii)                               Any and all *, but in no event *.  Accordingly, C&S may * for any * or other *; and to the extent *, C&S will be entitled to * in accordance with and to the extent *.

(iv)                              The * will * set forth in * so long as the * to * from such * in the *:

(A)                              *.  In *, will *, the * and *.

(B)                                *.  * will * from * and *.

(C)                                *.  * after * if the *; otherwise, * will *.

Accordingly, the * of the *.  As and when agreed to by * from the * then such * will be * and *without any *.

(b)                                 * of *.  * will *, except * with respect to *.  For clarification, * and * set forth * (defined below).  * will *.

(c)                                  *.  The *, as and *, in accordance * will * (for purposes hereof, *). * will *.  For clarification, * that the* for any * during*, without * from the * for such * as set forth *  as the *.

(d)                                 *. The * shall * the*, whereby * on * and * on.  It is the intent of * that the * of such *.  To the extent * seeks pursuant to any audit under Section 10.2 to review * which are subject to an agreement of confidentiality *, and to the extent C&S reasonably determines that such a review is permissible under any such

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

agreement of confidentiality, Tops will comply with C&S’s reasonable requests as necessary in connection with such confidentiality obligations, including entering into separate confidentiality agreements, and comply with the provisions of paragraph (e) below where applicable.

(e)           Restricted Information.  Tops understands and agrees that information related to * (“Restricted Information”) is highly sensitive and shall be subject to a heightened level of confidentiality and restricted access.  Accordingly, in order for C&S to agree to provide such Restricted Information, Tops agrees that it will abide by such procedures and requirements and enter into such additional agreements or instruments, as requested by C&S, which C&S determines are reasonably necessary to protect such information.   Such procedures and requirements may include, for example, permitting limited access to such Restricted Information (which may consist of making such information available for viewing only, including redacted versions of documents containing such information, and prohibiting copies or other reproductions thereof) only to (x) a third party independent auditing firm engaged by Tops with the understanding that such firm may disclose the overall results of its audit to Tops so long as it does not disclose any Restricted Information to Tops, or (y), if expressly permitted by C&S, to only those limited, specifically designated officers, directors, employees representatives, counsel, advisors and other agents of Tops who have a need to know such Restricted Information in connection with Tops’ confirmation of * (the “Permitted Use”), who have been reasonably approved of by C&S, and who will each individually be required to execute affirmations of the confidentiality obligations stated herein (“Permitted Individuals”).  In any such case, Tops agrees that, to the extent any Restricted Information is disclosed to Tops (by C&S or otherwise), then Tops shall not disclose such information to any other person or party, other than the Permitted Individuals.  All such Restricted Information may not be copied or reproduced by Tops or its independent auditors, as the case may be, in any form, and may only be used for the Permitted Use.

(f)            *.  For the avoidance of doubt, the * will * to *.

3.12    * and *.

(a)           *.  The * as part of the * sets forth, based on * with respect to * in the * (such * for * only, the *).  For the Contract Year * and *, and for each subsequent Contract Year, a * will * as part of * for such *, substantially * to be * by * for such *. The *across * or the *, as the *, for any Contract Year, * of * from * in the * in the * set foth *, shall be for purposes hereof, the *.

(b)           *. For each *, if at the *, the * for the * from the *the * set forth * for such * (without *, except * pursuant to which * for such * to a * the * between * or *, as *, then the * the * such * such * from * such*, with respect to * be * such specific * for such *. * the * the *, then * any *, as * from * for the * through such * be * for the * for such *, and then * of the * suchy * for such * from *. For the *, and through the * be * for the same * for the * and the * for the * as * in the *.

In connection with the quarter end reconciliations contemplated by Section 4.5.2, and year-end reconciliations contemplated by Section 4.5.3, Tops and C&S shall determine whether any amounts are due and owing to C&S pursuant to this Section 3.12(b) for the applicable cumulative period.  Any * through * to *.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

be * in accordance with *, and * be *. If * of the * that *, the * for such * for such *, then * of * that was * as part of *.

*

3.13    Additional *.  The * to * for Tops with respect to * and*  To the extent Tops * within the * the * that may *.

3.14    Credit Policy.  The Parties agree to the terms and conditions of the Credit Policy attached hereto as Exhibit 3.14.

ARTICLE 4

PREPARATION OF ANNUAL BUDGETS; SHARED SAVINGS

4.1      Costs; Budget and Remuneration Procedures Generally.   Tops shall be responsible for any and all costs and expenses directly relating to the performance of the Services during the Term (collectively, the “Costs”) and, accordingly and subject to the terms of this Agreement, Tops will pay C&S for all Costs incurred by C&S, together with other remuneration due under this Agreement, in the time and manner set forth in Article 7.  Annual budgets applicable to each Contract Year, reflecting projected annual costs with respect to the Warehousing Services and Transportation Services, shall be prepared, reviewed and approved in accordance with the terms and conditions set forth in this Article 4, and shall become the Approved Budgets for purposes of this Agreement.  This Article 4 also sets forth certain procedures for the Parties to establish Flex Budgets.

4.2      Annual Approved Budgets.  The 2009 Budget, attached as Exhibits 1.5(a)-(d), sets forth C&S’s annual budget applicable to the Tops Volume for its fiscal year ended September 26, 2009.  For each Contract Year during the Term, beginning with the Contract Year September 27, 2009 through September 25, 2010, an annual budget will be prepared in accordance with the 2009 Budget format (each such annual budget, as approved by the Parties, an “Approved Budget”), and substantially consistent with the format of the 2009 Budget, shall be comprised of the separate budgets for the Costs of C&S for the applicable Contract Year with respect to each of the Mainline Operations (the “Mainline Operating Costs”) and the GM/HBC Operations (the “GM/HBC Operating Costs”), with each such budget reflecting separately the Total Warehousing Costs and Total Transportation Costs for such portion of C&S’s operations, respectively, *.  For the purposes of this Agreement, all calculations related to the Approved Budget and any other matters in connection with the terms of this Agreement shall be calculated consistent with GAAP.

4.3      Budgeted Costs.  The Approved Budgets shall set forth Costs reasonably anticipated by the Parties to be incurred for the applicable Contract Year in connection with the performance of the Services, the operation of the Facilities by C&S, and purchases and other investments in Fixed Assets in the applicable Contract Year.

(a)           Costs will include costs and expenses reasonably incurred in connection with the performance of the Services and the operation of the Facilities during the Term. Without limiting any of the foregoing, the term “Costs” shall include, but not be limited to, the following categories of costs and expenses:

(i)            “occupancy costs” for all Facilities, which shall be comprised of:

(A)          With respect to leased Facilities - all rent, additional rent, leasehold improvements, rental subsidies, and other costs, liabilities and obligations relating to any leases or subleases of the Facilities;

(B)          With respect to owned Facilities — all imputed rental amounts and depreciation expense for each applicable Facility; and

(C)          all real estate carrying costs including, but not limited to, common area maintenance, real estate, personal property and business taxes, utilities, insurance and customary maintenance and repair expenses (including the cost of supplies);

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(ii)           all imputed rental amount and depreciation expense for all Fixed Assets owned by C&S;

(iii)          all amounts in respect of equipment maintenance, repair and rentals and all charges under any leases of equipment assumed by C&S or entered into by C&S in accordance with the terms of this Agreement (including without limitation, leases which constitute capital leases under GAAP) and relating to the provision of the Services;

(iv)          all reasonable and necessary transportation, freight and other costs relating to the provision of the Transportation Services, including but not limited to, fuel, tolls, insurance, lease and rental payments, repair and maintenance costs, payments made to contract carriers for freight services, and costs associated with inter-facility transfers of Merchandise and assets in connection with the provision of the Services;

(v)           all warehouse related operational costs relating to the provision of the Services, including any cost related to outside storage;

(vi)          *;

(vii)         all amounts charged by and payable to third party contractors and service providers (which may include any Affiliate of a Party, including ES3) engaged in connection with the provision of the Services or the performance of this Agreement;

(viii)        all reasonable pay in lieu of notice, reasonable termination and severance payments and like amounts (without limiting the obligations set forth in Article 9 of this Agreement), and all related costs and expenses in accordance with C&S’s procedures and policies, relating to the termination of employment of any one or more employees employed in connection with the provision of the Services;

(ix)          all premiums payable with respect to all policies of insurance obtained in connection with providing the Services, including the insurance referred to in Section 8.1(d)(i) of this Agreement, together with all deductibles, retentions, expenses and out-of-pocket settlements paid by C&S from time to time with respect to any of such policies of insurance;

(x)           all product shrink, and out of code, damaged or unsalable Merchandise, as well as carrying and interest costs related to Leftover Ad Volume;

(xi)          all reasonable and necessary costs with respect to any information processing and related communications devices, equipment, systems, information, data, or software used in connection with the Services, including an appropriate allocation of corporate depreciation expense related to capital expenditures that are intended for the benefit of Tops as relating to the provision of the Services;

(xii)         all printing and postage costs;

(xiii)        all costs of compliance with applicable Law in connection with the provision of the Services, and any remedial costs in connection therewith, and all costs and expenses related to claims of any third party related to or arising from the performance of the Services and this Agreement (other than claims arising out of

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

or resulting from the gross negligence or intentional misconduct of C&S, to the extent such gross negligence or intentional misconduct is judicially determined or expressly agreed to by C&S);

(xiv)        all overhead costs to the extent such overhead costs are incurred by C&S as the result of any specific request by Tops, including overhead costs hereinafter required by C&S to be incurred in connection with the provision of any expanded Services that are not provided to Tops as of the Effective Date but are requested by Tops;

(xv)         all taxes, surcharges, assessments and the like (other than income taxes) that may be imposed in connection with the provision of the Services by any federal, state or local government or municipality, or any other governmental or quasi-governmental entity or authority; and

(xvi)        all other costs reasonably incurred by C&S directly related to the provision of the Services or the performance of this Agreement.

(b)           Allocation of Costs for Facilities.  Tops will be allocated 100% of Costs in connection with the operation of, and the performance of any Services from, any Dedicated Facility.  Costs in connection with any Shared Facility during a Fiscal Accounting Period shall be allocated to Tops according to a ratio equal to (x) Tops’ actual shipped case (or shipping units, in the case of GM/HBC Merchandise) volume for such Shared Facility for such Fiscal Accounting Period, divided by (y) the total case (or shipping units, in the case of GM/HBC Merchandise) volume shipped from such Shared Facility, expressed as a percentage for that same Fiscal Accounting Period (the “Allocation Ratio”); *.  The Credit Policy attached hereto as Exhibit 3.14 reflects the *.  Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge that any cost, expense, or other charge which is incurred or expended by C&S that is allocable between Tops and one or more clients or customers of C&S, shall be so allocated according to the Allocation Ratio.

4.4  Flex Budgets, Fuel.

4.4.1       Flexing an Approved Budget.  Any Approved Budget or Flex Budget will be adjusted at any time for any of the following factors (any such budget as adjusted hereby, a “Flex Budget”):

(i)            changes in regulatory requirements, compliance with GAAP, and compliance with Laws (provided such adjustment is not required to correct C&S’s non-compliance for any prior Fiscal Accounting Period),

(ii)           market fluctuations in C&S’s actual cost of fuel, or any other uncontrollable costs,

(iii)          changes in Facilities’ case volumes and other volume fluctuations, including changes related to startup or shutdown activities,

(iv)          changes to the product mix,

(v)           *,

(vi)          the implementation of any project intended to result in cost savings or other benefits in connection with the performance of the Services to Tops,

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(vii)         the occurrence of any events (planned or otherwise) affecting C&S’s operations with respect to the performance of the Services to Tops, or any other material changes affecting such operations, and

(viii)        any other such similar factors as may be appropriate as mutually agreed to by the Parties.

Each Flex Budget prepared and delivered by C&S to Tops will be deemed to be approved by Tops . * will thereafter be and is deemed by the Parties hereby to be, the Flex Budget to be used by the Parties for all purposes requiring the use of an Approved Budget or Flex Budget under this Agreement, until the next Approved Budget or Flex Budget as the case may be.  For clarification, during any Contract Year, each Flex Budget shall supersede and replace in its entirety the immediately preceding Approved Budget or Flex Budget, until the next Approved Budget or the Flex Budget, as the case may be.

4.4.2       Fuel Cost Adjustment.  The Parties intend that Tops will pay the actual delivered cost of fuel, exclusive of any financial hedging that C&S may undertake for its own account.  Each Approved Budget will reflect a budgeted fuel cost based on the best information available to the Parties with respect to the then applicable rates and consumption estimates.  The Parties will then update and/or adjust the fuel cost from such Approved Budget as necessary pursuant to the Flex Budget process.

4.5  Reporting of Variances.

4.5.1       Monthly Reconciliations.  Within twenty (20) days of the end of each Fiscal Accounting Period, C&S shall provide to Tops a detailed report (the “Monthly P&L”) containing a comparison of variances between (i) Costs actually incurred by C&S in performing the Services (the “Actual Costs”) and (ii) Costs set forth in the Approved Budget for the applicable Contract Year or the Flex Budget for the immediately preceding period, if applicable.  Tops will either (a) receive a credit on its next * Statement equal to the amount by which C&S’s Actual Costs set forth on the Monthly P&L for such Fiscal Accounting Period were less than the amount of Costs set forth on the Approved Budget (or Flex Budget, as applicable) paid by Tops for such Fiscal Accounting Period or (b) pay C&S, in connection with the next * Statement, any amount by which C&S’s Actual Costs set forth on the Monthly P&L for such Fiscal Accounting Period were greater than the Costs set forth on the Approved Budget (or Flex Budget as applicable) which were paid by Tops for such Fiscal Accounting Period.

4.5.2       Quarterly Reconciliations.  Within forty-five (45) days of the end of each Contract Quarter, C&S will reconcile the Monthly P&Ls for such Contract Quarter and either (i) provide to Tops a credit on Tops’ next * Statement equal to the amount by which C&S’s Actual Costs set forth on the Monthly P&Ls for such Contract Quarter were less than the amount of Costs set forth on the Approved Budget (or Flex Budget as applicable) for such Contract Quarter paid by Tops or (ii) Tops will pay C&S the amount by which C&S’s Actual Costs set forth on the Monthly P&Ls for such Contract Quarter were in excess of the Costs set forth on the Approved Budget (or Flex Budget, as applicable) for such Contract Quarter and paid by Tops for such Contract Quarter, in either case of (i) or (ii) taking into account any amounts credited to or paid by Tops in connection with the monthly reconciliations.  Quarterly reconciliations will be completed in conjunction with the closing of the accounts for the C&S fiscal quarter in which such Contract Quarter concludes.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

4.5.3       Year-End Reconciliations.  Within ninety (90) days of the end of each Contract Year, C&S will reconcile the final Contract Quarter for such Contract Year and either (i) provide to Tops a credit on Tops’ next * Statement equal to the amount by which C&S’s Actual Costs for such Contract Year were less than the amount of Costs set forth on the Approved Budget (or Flex Budget, as applicable)  for such Contract Year paid by Tops, or (ii) Tops will pay C&S the amount by which C&S’s Actual Costs for such Contract Year were in excess of the Costs set forth on the Approved Budget (or Flex Budget as applicable) for such Contract Year and paid by Tops for such Contract Year, in either case of (i) or (ii) taking into account any amounts credited to or paid by Tops in connection with the monthly and quarterly reconciliations.  The year-end reconciliations will be completed in conjunction with the closing of the accounts for the C&S fiscal year, which is coterminous with the Contract Year.

4.5.4       Review of Reconciliations.  Within * days after the receipt of each of the monthly and quarterly reconciliation reports or within * after the receipt of the yearly reconciliation report, representatives of the Parties shall meet to review the report.  Tops shall have access to C&S internal accounting records to verify Costs incurred by C&S and presented to Tops are accurate.  C&S will bring to each meeting sufficient authentic documentation of costs incurred (e.g., general ledger to verify depreciation taken on equipment, invoices to verify any material/equipment purchased, etc.) to support and permit analysis of all reconciliations.

4.5.5       Effect of Reconciliations.  Consistent with this Article 4, in all instances the amount of Actual Costs will supersede the amount of Costs set forth in any Approved Budget and/or Flex Budget.

4.6      Preparation of Approved Budgets.

(a)           At least * prior to the end of each Contract Year during the Term (or such other reasonable period agreed to by the Parties), Tops and C&S will begin to meet to review the Approved Budget prepared by C&S for the upcoming Contract Year.  The Parties shall use their commercially reasonable efforts to complete the approval process within the * period immediately prior to the commencement of the upcoming Contract Year (such commencement date, “Budget Approval Deadline”, unless the Budget Approval Deadline is some other date agreed upon by the Parties hereafter).  Upon the issuance of the initial draft Approved Budget by C&S, such Approved Budget will be subject to revision as necessary by the Parties, upon each Party’s good faith request for adjustments or modifications, until the Budget Approval Deadline.  Prior to the * period preceding the Budget Approval Deadline, C&S will make a final presentation of the Approved Budget.  If such Approved Budget is approved by Tops or if Tops does not object in good faith during * period preceding the Budget Approval Deadline, such presented budget will be as of the Budget Deadline Approval Date, and is deemed by the Parties hereby to be, the Approved Budget to be utilized by the Parties for the upcoming Contract Year.  The Parties understand and agree that timely completion of the Approved Budget is a critical component of the transparent relationship between the Parties, and that if there is a delay in the budgeting process the Parties will dedicate whatever executive-level resources are necessary to ensure timely completion.  Until such subsequent Approved Budget is determined as set forth above, the Approved Budget for the immediately preceding Contract Year shall remain in full force and effect.  For clarification, each Approved Budget, once determined, shall supersede and replace in its entirety the immediately preceding Approved Budget or Flex Budget until the next Approved Budget or Flex Budget, as the case may be.  For the Contract Year beginning *, the Parties shall cooperate and make commercially reasonable efforts to review and approve the

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Approved Budget for such Contract *.  Attached as Exhibit 4.6, entitled *, is the * for the year beginning * (with all references to *, and related information therein, being included for *).

(b)           Tops hereby agrees that from time to time in future Approved Budgets, certain items of revenue and/or expense may be reclassified from an existing cost aggregation grouping into different cost aggregation grouping, as required by GAAP.  *.  Any such reclassification will also be made to the Baseline Budget for consistency, however, such reclassification will not impact the total budgeted amount of costs reflected in the Baseline Budget or the calculation of any Gainshare.

4.7      Shared Savings; Cost Savings Gainshare Incentive Fee.

(a)           Baseline Budget.  For purposes of determining the eligibility for Gainshare (defined below) for each Contract Year, the Parties will use the “Baseline Budget”, attached to this Agreement as Exhibit 4.7(a), which is comprised of the following components from the 2009 Budget:  (x) “Total Mainline Operating Costs” reflecting budgeted Costs (other than occupancy-related Costs) for C&S’s fiscal year ended September 26, 2009 related to Mainline Operations relative to Tops, (y) “Total Occupancy Costs” reflecting budgeted occupancy-related Costs for C&S’s fiscal year ended September 26, 2009 related to Mainline Operations relative to Tops, and (z) “Total GM/HBC Operating Costs” reflecting budgeted Costs for C&S’s fiscal year ended September 26, 2009 related only to GM/HBC Operations relative to Tops.  The Baseline Budget is subject to adjustment and modification only as specifically set forth in this Agreement.  The Baseline Budget will be used for each Contract Year to calculate the total Cost Savings Gainshare Incentive Fee (“Gainshare”), if any, payable to C&S for cost savings for the applicable Contract Year compared against the costs reflected in the Baseline Budget, as calculated in accordance with this Section 4.7.  *.

(b)           Baseline Costs.  The Baseline Budget will express costs as follows (for purposes hereof, the “Baseline Costs”):  (I) for the Total Mainline Operating Costs portion of the Baseline Budget, budgeted Costs are expressed as a cost per case; (II) for the Total Occupancy Costs portion of the Baseline Budget, budgeted Costs are expressed as absolute dollars; and (III) for the Total GM/HBC Operating Costs portion of Baseline Budget, budgeted Costs are expressed as a percentage of sales.  The applicable Baseline Cost measure shall be utilized in calculating the Shared Savings and the resulting Gainshare payable to C&S, if any, for each Contract Year in accordance with sub-section (c) below.  For any applicable measurement period, the Parties will determine the actual Costs (expressed as a cost per case, absolute dollars or percentage of sales as applicable for the categories of Baseline Costs as set forth in this paragraph (b)) for such period for the Mainline Operations (with the occupancy-related Costs calculated separately) and the GM/HBC Operations, respectively, based on the actual Costs incurred by C&S and calculated on a similar basis as reflected in the applicable Baseline Budget (such actual Costs, for purposes of this Section 4.7, the “Actual Gainshare Costs”).

(c)           Adjustments to Baseline Budget.  The Baseline Budget will be adjusted annually as follows (the “Adjusted Baseline Budget”):

(i)            All costs comprising the Total Mainline Operating Costs and Total Occupancy Costs portions of the Baseline Budget will be adjusted annually (at the conclusion of each Contract Year) based on increases in the Index (as defined in Section 5.4 below) calculated and applied in the same manner as set forth in Section 5.4.*.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

The Baseline Budget, as adjusted as set forth above at the conclusion of each Contract Year, and as otherwise adjusted pursuant to this Section 4, will be applied accordingly in determining the Gainshare for such year.

(ii)           If there is any material change in Tops’ Services requirements that increases C&S’s costs to provide Services to Tops, the Parties will meet in good faith and revise the Baseline Budget.

(iii)          For any fifty-three (53) week Contract Year, the Total Occupancy Costs portion of the Baseline Budget will be adjusted for the additional Costs applicable to the additional week of operation.

(iv)          If there is case or unit volume deviation of more than * from the volume reflected in the Baseline Budget, up or down, the Parties will examine the fixed and variable cost components within the Baseline Budget and make any necessary adjustments to the Baseline Budget to allow an appropriate comparison of the Actual Gainshare Costs reflecting costs incurred in the applicable Contract Year to the Baseline Costs reflecting the costs set forth in the Baseline Budget.

(v)           If there is any other matter or development that prevents a legitimate and meaningful comparison of the Baseline Costs to the Actual Gainshare Costs, then the Parties shall meet and in good faith adjust such Baseline Budget to permit such a meaningful comparison.

(vi)          The Baseline Costs set forth in the Baseline Budget shall be re-calculated following any adjustment to the Baseline Budget, and any adjustments or modifications to the Baseline Budget will be reflected in a revised Baseline Budget prepared and delivered by C&S to Tops, which will supersede and replace in its entirety the immediately preceding Baseline Budget for all purposes that the Baseline Budget is utilized under this Agreement.

(d)           Calculation of Shared Savings and Cost Savings Gainshare Incentive Fee.  For each Contract Year, the amount of “Shared Savings”, if any, to be allocated between Tops and C&S on * (subject to the terms of this Agreement), shall be calculated utilizing the Actual Gainshare Costs determined (as set forth in Section 4.7(b)) based on the actual Costs incurred by C&S and charged to Tops for each of the Mainline Operations (less occupancy Costs), the occupancy Costs related to the Mainline Operations, and the GM/HBC Operations, and the Baseline Costs reflected in the Baseline Budget or the Adjusted Baseline Budget (as applicable) for such year, as more specifically set forth in sub-sections 4.7(d)(i)-(iv) below:

(i)            Mainline Operating Cost Savings (excluding Occupancy Costs).  Total Mainline Operating Cost savings shall be calculated by multiplying: A) the positive difference between (x) the Baseline Costs for Total Mainline Operating Costs as reflected in the Baseline Budget or the Adjusted Baseline Budget (as applicable) and (y) the Actual Gainshare Cost based on the actual total Costs incurred by C&S and charged to Tops in connection with the Mainline Operations for the

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

applicable Contract Year for which the Gainshare is being determined; and B) the number of Mainline cases for the applicable Contract Year for which the Gainshare is being determined.

(ii)           Mainline Operating Occupancy Cost Savings.  Total Occupancy Cost savings shall be calculated by determining the positive difference in absolute dollars between (x) the Baseline Costs for Total Occupancy Costs as reflected in the Baseline Budget or the Adjusted Baseline Budget (as applicable) and (y) the Actual Gainshare Costs based on the actual total Costs incurred by C&S and charged to Tops in connection with the occupancy costs related to the Mainline Operations for the applicable Contract Year for which the Gainshare is being determined.

(iii)          GM/HBC Operating Cost Savings.   Total GM/HBC Operating Cost savings shall be calculated by multiplying: A) the positive difference between (x) the Baseline Costs for the Total GM/HBC Operating Costs as reflected in the Baseline Budget or the Adjusted Baseline Budget (as applicable) and (y) the Actual Gainshare Costs based on the actual total Costs incurred by C&S and charged to Tops in connection with the GM/HBC Operations for applicable Contract Year for which the Gainshare is being determined; and B) the total GM/HBC sales (in dollars) for the Contract Year for which the Gainshare is being determined.

(iv)          Total Shared Savings.  The total Shared Savings, for each Contract Year, shall be determined by adding the amounts calculated pursuant to (i), (ii) and (iii) above, except that, for the *, the * will * from * the * for such * to the * in the * for the *.  Any favorable difference will be applied, consistent with clauses (i), (ii) and (iii) above, to the total sales (in cases or dollars, as applicable) during such period. *.

(e)           Payment of Cost Savings Gainshare Incentive Fee.

(i)            C&S and Tops shall reconcile the Gainshare in connection with each year-end reconciliation (as set forth in Section 4.5.3 hereof).  To the extent any portion of the Cost Savings Gainshare Incentive Fee is disputed, Tops shall nonetheless pay to C&S the undisputed portion of such Fee on the next applicable * Statement.

(ii)           Payment of the Cost Savings Gainshare Incentive Fee shall be made to C&S in accordance with the terms and conditions set forth in this Section 4.7 and Article 7 hereof.

(f)            Other Savings.  Notwithstanding the foregoing, if savings result from the assumption by Tops of the performance of any of the Services (as contemplated or expressly permitted by this Agreement) or Tops effects a change that reduces its occupancy costs or other direct expenses, the Parties will account for such savings in calculating the Gainshare and take all necessary steps in connection therewith.  For example, Tops may elect to assume, as permitted by Section 2.3(c), the delivery of Merchandise to Tops Stores by picking-up Merchandise at the applicable Facility.  If such activity results in a reduction in

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Costs, such savings will be reflected in the calculation of the Gainshare for the applicable period.

4.8      GM/HBC Start-Up Costs.   All costs incurred by C&S in connection with the start-up of the supply of the GM/HBC Merchandise to Tops will be charged to, and paid by, Tops as of the Services Commencement Date.

4.9      *.   Tops will indemnify C&S for * provided, however, that, *, any such * will not *.

4.10  *.

ARTICLE 5

SERVICES FEES

5.1.     General.  In addition to any other amounts payable hereunder, as consideration for performing the obligations under this Agreement, Tops shall pay to C&S the Services Fees, as set forth and defined below.  In addition to the Base Management Fee, Tops shall also pay to C&S the Cost Savings Gainshare Incentive Fee * if certain conditions are satisfied, as described below.  For purposes of this Agreement, the Base Management Fee, the Cost Savings Gainshare Incentive Fee * shall be referred to herein as the “Services Fees.”  Services Fees shall also include any fees later agreed to by the Parties, including fees for Additional Services.

5.2    Base Management Fee.  The “Base Management Fee” will be * per Contract Year, will be adjusted annually pursuant to Section 5.4 hereof and will be payable on a * basis, * (subject to Section 7.1(c)(i)(A)(I)), commencing on the Services Commencement Date.  Such amount is based on a 52-week Contract Year and, accordingly, will be increased proportionally for any 53-week Contract Year.  The Base Management Fee shall be payable to C&S in accordance with the terms and conditions set forth in Article 7 hereof.

5.3      Incentive Compensation Fees.  In addition to the Base Management Fee, C&S will be entitled to receive the following fees:

(a)           Cost Savings Gainshare Incentive Fee.  For each Contract Year, C&S will be eligible to receive a “Cost Savings Gainshare Incentive Fee”, as described and calculated in accordance with Section 4.7 hereof, for such Contract Year.

(b)           *.  For each Contract Year, C&S will be eligible to receive *.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

5.4      Adjustments to Certain Services Fees.  The then applicable Base Management Fee shall be adjusted at the start of each Contract Year commencing with the Contract Year beginning September 26, 2010, by *.  (The above * references and calculated amounts are not actual and are referenced herein for illustrative purposes only.)

As set forth in Section 4.7(c), the * set forth in the Baseline Budget are also subject to an annual Index adjustment substantially consistent with this Section 5.4, except that the Baseline Budget will be adjusted at the conclusion of the applicable Contract Year as set forth therein.

5.5      Additional Services.  From time to time, Tops may request the provision of additional services that are outside of the scope of both the then current Services and the Other Services.  In such event, Tops and C&S shall negotiate in good faith to mutually agree upon a description of such additional services, including an adjustment of the then applicable Approved Budget (as determined or adjusted in accordance with Article 4), and the appropriate adjustment to the Base Management Fee to reflect any additional expense to C&S and C&S’s profit expectation for such additional services.  To the extent the Parties mutually agree, any of the foregoing requested additional services (the “Additional Services”) may form part of the Services hereunder for the purposes of this Agreement, and the Parties will make such modifications to this Agreement, and to each of the Baseline Budget and Approved Budget (or Flex Budget, as applicable), as appropriate and necessary to reflect the agreed upon Additional Services and budgeted Costs related thereto.

ARTICLE 6

OTHER SERVICES

6.1      General.  C&S shall perform certain services (the “Other Services”) on Tops’ behalf that are incidental or in addition to the Services, as specified in this Article 6.  The Parties agree that the costs incurred by C&S in connection with the rendering of the Other Services shall not constitute Costs payable by Tops but shall remain the sole responsibility of C&S, are excluded from the calculation of the 2009 Budget and shall not be incorporated into or made a part of any Approved Budgets, and accordingly, C&S will retain all income earned in connection therewith.

6.2      Coupon Processing Services.    During the Term, C&S will perform coupon processing services (the “Coupon Processing Services”) with respect to all of the Tops Stores, in accordance with, and subject to, the terms and conditions set forth in Exhibit 6.2, which are incorporated hereby and made a part of this Agreement.

6.3      Accounts Receivables *.  From time to time, Tops may ask C&S *due from manufacturers to Tops *.  C&S has the right, in its discretion, to refuse to honor any * request that Tops may make; *. Tops will provide C&S with all documentation in support of each requested Accounts Receivable *.  If C&S * and * made by C&S, Tops shall indemnify, defend and hold C&S harmless from any claim by*.  If after * Tops will, upon notice from C&S, *, either by* or* to Tops’ next * Statement.  Tops will use commercially reasonable efforts to insure that the supply of Merchandise from manufacturers to C&S is not adversely affected by any Accounts Receivables *.  The Required Service Level shall not be adversely affected by an interruption in the supply of Merchandise from a manufacturer to C&S if the interruption is caused by the refusal of the manufacturer to ship product to C&S and such refusal is attributable (in whole or in part) to *.

6.4      Reclamation; *.  During the Term, C&S will perform services with respect to all damaged, discontinued or unsalable Merchandise located at the Tops Stores (the “Reclamation Services”).  All non-perishable qualifying product will be accumulated at each store in banana boxes, and will be picked up by C&S after Tops notifies C&S that there is a full pallet (typically twenty cases, but at least five cases) of banana boxes.  C&S will scan items at its reclamation center and create a scan file.  Each week Tops will provide C&S

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

with a scan file of all perishable qualifying product.  *.  Private label product shall be excluded from the reclamation program, unless the vendor of any such product is an authorized vendor allowing C&S to deduct reclamation amounts from such vendor.  *.  To the extent a manufacturer pays or institutes a swell allowance on Merchandise, then C&S shall receive the full amount of such allowance.  *.

ARTICLE 7

REMUNERATION AND PAYMENT OF OPERATING COSTS AND SERVICES FEES

7.1      Payment of * and Services Fees.  Tops will pay to C&S * all Services Fees, and will * under this Agreement in accordance with the terms hereof, as follows:

(a)           * Statements.  On * during the Term, C&S will electronically transmit to Tops files (such files shall be referred to collectively as the “* Statement”) setting forth all amounts actually due to C&S (including* for * (such amounts, for the applicable *, the “* Statement Amount”).  The * Statement will include: a shipment file with all Merchandise charged to the Tops Stores *; and an expense/charge file reflecting * and the Services Fees payable by Tops which will be billed * on such * Statement in the amount which has been budgeted by C&S for the applicable Fiscal Accounting Period on the then applicable Approved Budget or Flex Budget, as the case may be, allocated on a per * basis.  The * Statement will also periodically reflect a * (which will be part of the * Statement Amount), consistent with the reconciliation process set forth in Section 4.5, *  The * will be budgeted in the Approved Budget (or the Flex Budget, if applicable) for each Contract Year and trued up in connection with the year-end reconciliation.  Each *, the * Statement will reflect, and Tops will pay in accordance with Section 7.1(b) below, the budgeted amount of the * budgeted for the preceding *.  Upon the year-end reconciliation (as set forth in Section 4.5.3), any previously unpaid portion of the * for the applicable Contract Year will be reflected as a charge on the next applicable * Statement payable by Tops.

(b)           Payment.  Tops will pay C&S by wire transfer or ACH payment in the full amount of the * Statement Amount for settlement and receipt by C&S by *.  If the relevant banks are not open for business on the date payment is due, then the due date shall be accelerated to the previous day that the relevant banks may be legally open (payment being due by *) on such day).  Tops hereby acknowledges that it has C&S’s current payment instructions, and C&S will provide Tops with advance notice of any change in the same.  If Tops disputes any portion of the * Statement, absent manifest error, Tops shall nonetheless pay the full amount of the * Statement Amount by the payment due date, without any deductions or offsets.  In the event of such manifest error (i.e., the * Statement reflects an indisputable error in the mathematical calculation thereof), then such amount that is the subject of such claimed manifest error, if mutually agreed to by the Parties, may be deducted from the * Statement Amount then payable by Tops.  Similarly, if C&S disputes any portion of a statement for goods that Tops sends to C&S, C&S shall nonetheless pay the full amount of the statement by the payment due date, without any deductions or offsets. Tops or C&S shall give notice to the other Party of any billing adjustments it believes should be made, and the Parties shall attempt to reach agreement on any adjustments within *.  If an agreement cannot be reached on disputed adjustments within said *, the Parties will settle the dispute in accordance with the dispute resolution procedures set forth in Section 10.1 hereof.  Further, without

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

limiting any rights and remedies set forth herein and otherwise available to C&S, and subject to Section 7.1(d), any payment not received pursuant to this Section 7.1(b) (or pursuant to Section 7.1(c)(i)(A)* (II) following a Triggering Event) will be immediately subject to a variable late fee equal to * calculated on a daily basis from the date any such payment is overdue.

(c)           Miscellaneous Billing and Payment Matters.  Time is of the essence with respect to any payment obligation of Tops under this Agreement.

(i)            The following provisions describe Triggering Events (as defined below) and the effects of the occurrence thereof:

(A)          Immediately upon the occurrence of any Triggering Event, each of the following shall apply (and the same shall apply independently for each subsequent Triggering Event as it occurs), automatically and without further action by any person or entity:

(I)            *.  C&S may elect not to ship any Merchandise ordered by Tops in excess of *.  C&S may, in its sole discretion, elect to accept a standby, irrevocable letter of credit in amount, form, scope and substance, and from a U.S. financial institution, satisfactory to C&S, or some other adequate security satisfactory to C&S in respect of payments to be made hereunder.

(II)          Tops will be obligated to pay, and will promptly pay to C&S, all outstanding and unpaid amounts (including all amounts whether or not previously billed to Tops in a * Statement) incurred by Tops in connection with the supply of Merchandise (including *, Services Fees *).

(III)        C&S shall have the right to elect any of the following:

(x)           C&S may continue to deliver Merchandise *;

(y)           C&S may defer any subsequent delivery of Merchandise; provided, that:

(aa)         if such Triggering Event is due to the failure by Tops to satisfy the Reporting Requirement (as defined below) set forth in Section 7.1(c)(iii)(D) relating to a Financial Covenant Default (as defined below), C&S may not defer any delivery of Merchandise unless and until the applicable lender exercises a remedy available to it under the applicable Senior Debt Agreement following the applicable Financial Covenant Default, constituting a Triggering Event under Section 7.1(c)(ii)(C)(II); and further, provided, that

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(bb)         if such Triggering Event is, under Section 7.1(c)(ii)(B), due to C&S not having timely received any * amount payable *, C&S may defer any subsequent delivery of Merchandise unless and until Tops has paid to C&S within the * period following the occurrence of such Triggering Event all unpaid amounts * corresponding to the next applicable day’s (or days’, as the case may be) deliveries *, in which case C&S shall resume the delivery of Merchandise on the day following receipt of such payment; provided, that if Tops has not paid such amounts to C&S within the * period following the occurrence of such Triggering Event, then C&S may terminate this Agreement pursuant to Section 9.2(a), and defer any subsequent delivery of Merchandise, subject to Section 7.1(c)(i)(C) below, provided that in such case, the * (as defined below) shall begin on the day following the expiration of such * period; provided, however that, notwithstanding the foregoing, C&S’s receipt of any * amount from Tops shall not affect C&S’s right to defer any subsequent delivery of Merchandise pursuant to 7.1(c)(i)(A)(III)(y) in connection with any prior Triggering Event or subsequent Triggering Event; and

(z)           if C&S has elected to defer any subsequent delivery of Merchandise pursuant to clause (y) above, then C&S may, during the * Period (as defined below), subsequently elect to resume the delivery of Merchandise *.

(B)          If any Triggering Event occurs and, in connection with the event or occurrence constituting such Triggering Event, C&S has the right to terminate this Agreement pursuant to Section 9.2(a), C&S may (but has no obligation to) exercise that right by delivering written notice to Tops not later than the later to expire of (x) the * period following the date on which such Triggering Event occurs or (y) the * period following the date on which the right to terminate under Section 9.2(a) arises (the applicable * period, the “* Period”).  If C&S fails to notify Tops in writing prior to the expiration of the * Period that it elects to terminate this Agreement, C&S will be deemed to have waived its right to terminate this Agreement in connection with the event or occurrence constituting such Triggering Event.  If C&S (i) elects to waive (or is deemed to have waived) its right to terminate this Agreement in accordance with the foregoing, and (ii) has previously elected to defer delivery of Merchandise pursuant to Section 7.1(c)(i)(A)(III)(y) as a result of such Triggering Event, then immediately following the expiration of the * Period, C&S shall resume delivering Merchandise in accordance with the

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

terms of this Agreement * subject to any subsequent Triggering Event.

(C)                               If at any time C&S is permitted and has elected to defer deliveries of Merchandise in accordance with Section 7.1(c)(i)(A)(III)(y), and if C&S then has the right to terminate this Agreement pursuant to Section 9.2(a) (or if such right subsequently arises in connection with the applicable Triggering Event during the period C&S is deferring any such deliveries), and if Tops has paid C&S all amounts contemplated by * Section 7.1(c)(i)(A)(II), then upon reasonable prior written notice to C&S of its intent to do so, Tops may purchase Merchandise from an alternate supply source but only to the extent and only until the earlier to occur of: (i) C&S’s election during the * Period (applicable to such Triggering Event) to thereafter deliver Merchandise to Tops *, (ii) the expiration of the * Period (applicable to such Triggering Event) to the extent C&S has elected to waive (or is deemed to have waived) its right to terminate this Agreement during such * Period, or (iii) if C&S has the right to terminate this Agreement simultaneously in connection with more than one Triggering Event, then the expiration of the last applicable * Period.  If at any time following a Triggering Event C&S does not have the right to terminate this Agreement pursuant to Section 9.2(a) as a result thereof and/or Tops has not paid to C&S all amounts payable pursuant to * Section 7.1(c)(i)(A)(II), Tops may not purchase any Merchandise from an alternate supply source following any election by C&S to defer deliveries.

(D)                               In the event of a Triggering Event as contemplated by Section 7.1(c)(ii)(D) resulting from the failure of Tops to comply with Section 7.1(c)(iii)(A) or Section 7.1(c)(iii)(D), if Tops cures such failure to comply within * of the occurrence of such Triggering Event, and no other Triggering Event occurs during the * period immediately following the date of such Triggering Event pursuant to Section 7.1(c)(ii)(D*.

(ii)                                  Each of the following is a “Triggering Event”:

(A)                               An Event of Bankruptcy involving Tops.

(B)                               Any * Statement Amount is not received by C&S in accordance with Section 7.1(b) (subject to any agreed upon deduction for manifest error in accordance with Section 7.1(b)); and/or following any Triggering Event, any amount payable pursuant to * Section 7.1(c)(i)(A)(II) is not received by C&S.

(C)                         (I)                                         The occurrence of any default in the payment of any amount due with respect to any Senior Debt after giving effect to all applicable cure periods set forth in the Senior Debt Agreement corresponding to such Senior Debt.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(II)                              The exercise by any lender of any remedy available to it under the applicable Senior Debt Agreement following any violation or breach of, or failure to comply with, any Financial Covenant (defined in Section 7.1(e) below) (any such violation, breach or failure to comply, a “Financial Covenant Default”),*; provided, that if, prior to the exercise of any such remedy by a lender, Tops (x) provides evidence that the lender thereunder has waived such Financial Covenant Default, and *, then no Triggering Event shall be deemed to have occurred.  *

(D)                               Any failure by Tops to fulfill any Reporting Requirement, *.

(iii)                               Each of the following is a “Reporting Requirement”:

(A)                               Tops will provide C&S with copies of any periodic financial reports at such times as required pursuant to Section 10.2(b), together with any and all certificates and other information that is required to be provided under the applicable Senior Debt Agreement, in the same manner and, in any event, within the same time periods as required under such Senior Debt Agreement; provided however that, if at any time Tops is unable to timely deliver to C&S audited financial statements when due under Section 10.2(b) because Tops’ financial auditing firm withholds any certification or similar documentation that would result in such financial statements not being qualified as “audited”, and such withholding would directly prevent Tops from delivering to C&S audited financial statements as required pursuant to Section 10.2(b), then the failure of Tops to deliver audited financial statements as required pursuant to Section 10.2(b) shall not be deemed to constitute a breach of this Agreement or a failure to satisfy the Reporting Requirement set forth in this Section 7.1(c)(iii)(A) if, within*of the date such financials are due under Section 10.2(b), Tops notifies C&S of such circumstance and Tops provides to C&S: (1) a letter executed on behalf of the auditor, addressed to C&S, indicating that such auditor is unable to deliver its audit report on Tops’ financial statements; (2) copies of the unaudited financial statements of Tops for the same period that is the subject of the applicable audit; and (3) the audited financial statements for the applicable period promptly following the date on which the same are certified by the auditor.

(B)                               Within * of the date which is the end of each Contract Quarter, the senior financial officer of Tops shall (x) certify to C&S the amount of availability under each Senior Debt Agreement and (y) certify to C&S that, other than with respect to any Triggering Event (if any) with respect to which Tops has previously provided notice to C&S, no Triggering Event has occurred through the date of the delivery of such certification to C&S; and with respect to any Financial Covenant Default, such certificate shall provide C&S with the calculations used to support such determination.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(C)                               Tops will promptly * provide notice to C&S at the notice address provided in this Agreement at any time that there is any default with respect to any payment due in respect of any Senior Debt and the period, if any, as set forth in the corresponding Senior Debt Agreement during which such default may be cured has expired.

(D)                               Tops will promptly * provide notice to C&S at the notice address provided in this Agreement at any time that there has been a Financial Covenant Default, and the period, if any, set forth in the corresponding Senior Debt Agreement during which such Financial Covenant Default may be cured has expired.

(E)                          (I)                                         With respect to any notice Tops has provided relating to a Financial Covenant Default, Tops will thereafter notify C&S promptly * of any waiver by the lender of such Financial Covenant Default and will specify in such notice any and all consideration or any other accommodations made in connection with the grant of such waiver.  Such notice shall also indicate the amount then outstanding under the applicable Senior Debt.  Tops will also notify C&S promptly * if the lender has elected to exercise any remedy available to it under the applicable Senior Debt Agreement following any Financial Covenant Default.

(II)                                   In the event of any of the following: any change in any then applicable Financial Covenant with respect to any Senior Debt, whether by amendment to the applicable Senior Debt Agreement, refinancing and entering into a new or replacement Senior Debt Agreement or otherwise; or if any new or additional Senior Debt undertaken or otherwise incurred; then Tops will promptly * notify C&S of such event including the nature of such change or the new or additional Senior Debt, and of any new or modified Financial Covenants (as applicable) in connection therewith, the senior financial officer of Tops will describe and certify in full to C&S the Financial Covenants following any such amendment, refinancing or entering into a new or replacement Senior Debt Agreement or new or additional Senior Debt undertaking or otherwise being incurred, including any new or modified Financial Covenant(s) (as applicable), and Tops will promptly * provide C&S with copies of all Financial Covenants then applicable to the corresponding Senior Debt, together with any documentation (including each Senior Debt Agreement) reasonably requested by C&S in connection with such change in any Financial Covenant, subject to any applicable confidentiality obligations, provided that Tops will use commercially reasonable efforts to obtain all consents that are necessary in order for Tops to disclose and make available to C&S such Financial Covenants, copies of each then applicable Senior Debt Agreement and any other documentation for purposes of this Section 7.1(c).

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(F)                                 Tops will promptly * provide notice to C&S at the notice address provided in this Agreement that an Event of Bankruptcy involving Tops has commenced.

*

(iv)                              Each of the rights and remedies set forth in Section 7.1(c)(i)(A)-(D) above is nonexclusive, cumulative of and in addition to each other right and remedy and any and all rights and remedies available to C&S, hereunder or otherwise, including without limitation, C&S’s right to terminate this Agreement in accordance with Section 9.2(a) hereof.  It is expressly agreed that C&S’s election or waiver of any such right(s) or remedy(ies) does not constitute a waiver of any other right or remedy available to C&S, and any or all such rights and remedies may be exercised by C&S in the future.  Consistent with Section 10.15 hereof, no act or omission by C&S or course of dealing of the Parties shall be construed to constitute a waiver of any rights or remedies of C&S in connection with any Triggering Event * unless such waiver is set forth in writing.  The effects, as set forth in this Section 7.1(c), of any Triggering Event that occurs following any prior Triggering Event will not in any way supersede or otherwise adversely impact any of the effects of any such prior Triggering Event.

(d)                                 Inadvertent Non-compliance with Section 7.1(b).  In the event Tops does not comply with Section 7.1(b) and Tops promptly and reasonably demonstrates to C&S (x) that any such non-compliance is the result of an inadvertent act or omission on the part of Tops or its personnel, (y) it is solvent and financially capable of satisfying its future payment obligations under this Agreement, and (z) that such occurrence is not part of a series of similar such occurrences, and Tops promptly makes payment to C&S of all outstanding * Statement Amounts, then C&S will waive in such instance its available remedies related to such non-compliance with Section 7.1(b), and notwithstanding that a Triggering Event has occurred and the requirement that Tops must * with respect to any subsequent sale of any Merchandise to Tops, *, is automatically effective,* and the same shall apply until any future Triggering Event.

(e)                                  Financial Covenants.  “Financial Covenant” means, with respect to any Senior Debt, any obligation in the Senior Debt Agreement corresponding to such Senior Debt that requires Tops to meet any specified financial ratio or satisfy any another specified financial test.  The Financial Covenants in effect as of the Effective Date are set forth in Exhibit 7.1(e).  The Parties understand that such Financial Covenants are subject to change from time to time during the Term, as contemplated by Section 7.1(c)(iii)(E)(II).  Tops has provided C&S with a true, correct and complete copy of each Senior Debt Agreement in effect as of the Effective Date of this Agreement.

7.2.                Taxes.  All amounts payable by Tops under this Agreement shall be paid together with any applicable taxes and duties including any sales taxes and any other miscellaneous taxes related to the provision of Services hereunder which are assessed against C&S or its Affiliates, other than income taxes.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

ARTICLE 8

INDEMNIFICATION, CERTAIN OTHER REMEDIES AND INSURANCE; FORCE MAJEURE

8.1                   Indemnification.

(a)                                 C&S.  C&S shall defend, indemnify and hold harmless Tops and its Affiliates, and their respective owners, directors, officers, employees, servants, agents, independent contractors, successors and assigns (collectively, “Tops Indemnitees”) from any and all losses, damages, demands, claims, judgments, fines, penalties, liabilities, causes of action, amounts paid in settlement, charges, costs and expenses, including but not limited to reasonable legal fees and expenses (whether incurred as the result of a third party claim or a claim to enforce this provision) or costs of settlement (collectively, “Losses”) arising out of, resulting from or related to any dispute, demand, claim, lawsuit, action or proceeding brought or initiated by any third party (each, a “Third Party Claim”) against any of the Tops Indemnitees to the extent that such Third Party Claim arises out of, is in connection with or results from: (i) acts or omissions of C&S in any manner related to the handling, storage, use or transportation of the Merchandise supplied to Tops pursuant to the terms of this Agreement; (ii) the willful misconduct or negligent acts of C&S, its employees or subcontractors related to its performance of the Services or its other obligations under this Agreement; or (iii) a breach of any representation or warranty made by C&S in this Agreement; provided, however, this indemnification and hold harmless with respect to sub-sections (i)-(iii) shall not apply to the extent of any Losses arising out of or relating to any Third Party Claim in connection with or resulting from resulting from the negligence or willful misconduct of Tops, its Affiliates or their respective employees, representatives or agents.  Whenever Tops receives notice of any Third Party Claim against any Tops Indemnitee that would be covered by this provision, Tops shall in turn provide C&S with prompt written notice of such Third Party Claim; provided, that the failure to so notify C&S will not relieve C&S of any liability that it may have hereunder, except to the extent C&S demonstrates that the defense of such action is prejudiced by Tops’ failure to give such notice.  Notwithstanding anything to the contrary set forth herein, nothing in this Section 8.1(a) shall be interpreted to excuse Tops from its obligation to reimburse C&S for Costs as set forth in Article 4.

(b)                                 Tops.  Tops shall defend, indemnify and hold harmless C&S and its Affiliates, and their respective owners, directors, officers, employees, servants, agents, successors and assigns (collectively, the “C&S Indemnitees”) from any and all Losses arising out of or related to any Third Party Claim against any of the C&S Indemnitees to the extent that such Third Party Claim arises out of, is in connection with or results from: (i) acts  or omissions of Tops in any manner related to the handling, storage, use or transportation of the Merchandise supplied to Tops pursuant to the terms of this Agreement; (ii) the willful misconduct or negligent acts of Tops, its employees or subcontractors related to its performance of the Services or its other obligations under this Agreement; or (iii) a breach of any representation or warranty made by Tops in this Agreement; provided, however, this indemnification and hold harmless with respect to sub-sections (i)-(iii) shall not apply to the extent of any Losses arising out of or relating to any Third Party Claim in connection with or resulting from the negligence or willful misconduct of C&S, its Affiliates or their respective employees, representatives or agents.  Whenever C&S receives notice of a Third Party Claim against any C&S Indemnitee that would be covered by this provision, C&S shall in turn provide Tops with prompt written notice of such Third Party Claim; provided, that the failure to so notify Tops will not relieve Tops of any

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

liability that it may have hereunder, except to the extent that Tops demonstrates that the defense of such action is prejudiced by C&S’s failure to give such notice.

(c)                                  Product Liability - Infringement.  Each Party shall use its commercially reasonable efforts to seek indemnity from the manufacturer of any Merchandise with respect to any and all Losses arising out of, or relating to any Third Party Claim in connection with or  resulting from (i) actual or alleged product liability or the handling, possession, storage, use or any other dealing by any person of any Merchandise, or (ii) any actual or alleged infringement of any trademark, patent, copyright or other intellectual property right.  To the extent C&S has exhausted its efforts to seek indemnity from the manufacturer as set forth in this Section 8.1(c), but was unable to secure such indemnity, Tops shall indemnify C&S solely with respect to Losses to the extent (a) such Losses are related to private label or Tops unique items or any items acquired and supplied at the direction of Tops, and (b) such Losses do not arise from or are not related to the actual or alleged negligence or willful misconduct of C&S.  To the extent Tops has exhausted its efforts to seek indemnity from the manufacturer as set forth in this Section 8.1(c), but was unable to secure such indemnity, C&S shall indemnify Tops solely with respect to any Losses arising out of or relating Third Party Claim as described in clause (i) or (ii) of this paragraph (c) related to C&S’s handling, possession, storage or use of Merchandise, to the extent such Losses do not arise from or are not related to any actual or alleged negligence or willful misconduct of Tops.

(d)                                 Insurance.

(i)                                     By C&S.   During the Term of this Agreement, C&S shall carry and maintain the following policies of insurance issued by recognized, reputable insurers reasonably acceptable to Tops, in forms satisfactory to Tops acting reasonably, and naming Tops as an additional insured on all policies except the Workers’ Compensation policy of insurance:

(A)                               Comprehensive General Liability Insurance with limits of liability for each occurrence of no less than $*. Such policy shall include blanket contractual liability coverage and products/completed operations liability coverage. Products /completed operations coverage shall remain in effect for not less than two (2) years after expiration or earlier termination of this Agreement.

(B)                               Automobile liability insurance in a combined value of $* for bodily injury, personal injury and property damage to any person, or persons.

(C)                               Workers’ Compensation as required by state statute and Employers’ Liability coverage in a minimum amount of $* per accident/disease.

Within * following a request, C&S shall provide to Tops certificates evidencing the insurance coverages required of C&S under this Section 8.1(d)(i), stating that that all policies of insurance evidenced therein may not be terminated, cancelled or modified except upon no less than thirty (30) days prior written notice to Tops, and reflecting Tops Markets LLC, 6363 Main Street, Williamsville, NY 14221-5898 as the certificate holder and additional insured.  In addition, within * of a request, C&S shall

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

deliver renewal certificates to Tops, and C&S will provide evidence that such coverage did not lapse.

(ii)                                  By Tops.  During the Term of this Agreement, Tops shall carry and maintain, at its sole cost and expense, the following policies of insurance issued by recognized, reputable insurers reasonably acceptable to C&S, in forms satisfactory to C&S acting reasonably, and naming C&S as an additional insured on all policies except the Workers’ Compensation policy of insurance:

(A)                               Comprehensive General Liability Insurance with limits of liability for each occurrence of no less than $*. Such policy shall include blanket contractual liability coverage and products/completed operations liability coverage. Products /completed operations coverage shall remain in effect for not less than two (2) years after expiration or earlier termination of this Agreement.

(B)                               Automobile liability insurance in a combined value of $* for bodily injury, personal injury and property damage to any person, or persons,

                                (C)                          Workers’ Compensation as required by state statute and Employers’ Liability coverage in a minimum amount of * per accident/disease.

Within 10 days following a request, C&S shall provide to Tops certificates evidencing the insurance coverages required of C&S under this Section 8.1(d)(i), stating that that all policies of insurance evidenced therein may not be terminated, cancelled or modified except upon no less than thirty (30) days prior written notice to Tops, and reflecting Tops Markets LLC, 6363 Main Street, Williamsville, NY 14221-5898 as the certificate holder and additional insured.  In addition, within 10 days of a request, C&S shall deliver renewal certificates to Tops, and C&S will provide evidence that such coverage did not lapse.

(e)                                  The limitation on a Party’s liability to the other Party set forth in Section 8.2(b) to proven or actual direct damages (including Damages) made or suffered or incurred by the other Party, will not apply with respect to claims under this Section 8.1 for indemnification of Losses incurred by a Party as the result of Third Party Claims.

8. 2                Other Remedies.

(a)                                 Notwithstanding anything set forth in this Agreement to the contrary, if Tops believes in good faith that (A) C&S (i) has breached or otherwise failed to perform or comply with any of C&S’s covenants, obligations or agreements under this Agreement, including, without limitation, the provisions of Section 1.6 hereof, (ii) has breached any of its representations or warranties set forth in this Agreement or (iii) has engaged in any action (or failed to engage in any action) constituting willful misconduct or gross negligence in the performance of any Services or Other Services hereunder (each of the actions contemplated in clauses (i), (ii) and (iii) above, a “Breach”), and (B) any such Breach has resulted in any losses, damages, liabilities, charges, costs or expenses (collectively, “Damages”) to Tops, then Tops shall give written notice thereof to C&S, which

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

notice will reasonably specify the nature of the Breach (and will cite the relevant provision(s) of this Agreement, if applicable) and the amount of Damages Tops alleges has resulted from such Breach.  C&S shall respond to Tops in writing within 30 days after the date on which C&S receives Tops’ written notice (or such other reasonable time period as agreed to by the Parties in writing, provided such writing expressly sets forth an intention to modify such 30-day period).  If C&S fails to respond to Tops in writing within such 30-day period, or if C&S does not dispute the matters set forth in Tops’ written notice in its written response, then the amount of Damages alleged in Tops’ written notice will be conclusively deemed to be an obligation of C&S, and C&S shall pay, in cash, to Tops, within fifteen days after the expiration of such 30-day period, the amount specified in Tops’ written notice.  If C&S delivers a written response to Tops within such 30-day period indicating that it disputes one or more of the matters identified in Tops’ written notice, the dispute shall be resolved in accordance with Section 10.1; provided, that if such resolution results in a determination that (x) C&S has committed a Breach and (y) such Breach has resulted in Damages to Tops, then C&S shall be responsible for the amount of any and all such Damages and Tops may pursue all legal remedies against C&S in respect thereof.  The remedies provided in this Section 8.2(a) will not be exclusive of or limit any other remedies that may be available to Tops in law or equity, subject to Section 10.1.  The Parties hereto agree that the prevailing party shall be entitled to recover in addition to any other appropriate amounts, from the other Party, upon final resolution of any dispute hereunder, reasonable attorneys’ fees and expenses.  In the event C&S has a claim for Damages to C&S resulting from (x) a breach or failure to perform or comply by Tops with any of Tops’ covenants, obligations or agreements under this Agreement, including, without limitation, the provisions of Section 7.1(c) hereof, (y) Tops’ breach of any of its representations or warranties set forth in this Agreement or (z) Tops’ engagement in any action (or failure to engage in any action) constituting willful misconduct or gross negligence in the performance of any of its obligations hereunder (each of the actions contemplated in clauses (x), (y) and (z) above, a “Tops Breach”), C&S may initiate the dispute resolution process in the same manner as set forth above and the term “Breach” shall be replaced with the term “Tops Breach” for purposes hereof.  This Section 8.2 in no way limits the right of either Party to pursue all legal remedies against the other Party for any Damages resulting to the Party pursuing such remedies from a Breach or Tops Breach, as the case may be.

(b)                                 Notwithstanding anything herein to the contrary (but subject to Section 8.1(e)), no Party shall be liable to the other Party for any damages (including without limitation, Damages) other than any proven or actual direct damages (including without limitation Damages) made against or suffered or incurred by the other Party; provided that “direct damages” is hereby deemed to include the Termination Fee.

(c)                                  Consistent with Section 2.3(b)(ii), Tops shall be responsible for costs associated with theft or damage to Merchandise and/or Fixed Assets; provided, however that to the extent any of such costs are determined to be Damages, in accordance with Sections 8.2(a) and 10.1, that have resulted from a Breach by C&S, such costs shall be recoverable by Tops.  Consistent with Section 4.3(a)(x), Tops shall be responsible for costs associated with product shrink or out of code, damaged or unsalable Merchandise; provided, however, that to the extent that any of such costs are determined to be Damages, in accordance with Sections 8.2(a) and 10.1, to have resulted from a Breach by C&S, such costs shall be recoverable by Tops.  Nothing set forth herein this Section 8.2 shall limit the responsibility of Tops for Costs as set forth in this Agreement.

(d)                                 Notwithstanding Tops’ responsibility to indemnify and/or reimburse C&S for the Transition Liabilities (as defined below), Tops shall not be responsible for, and shall not be obligated to indemnify and/or reimburse C&S for, the Transition Liabilities to the extent any portion thereof is determined to be Damages, in accordance with Sections 8.2(a) and 10.1, that have resulted from a Breach by C&S of its obligation to cooperate in good faith to transition the Services referred

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

to in Section 10.3(b) to Tops or Tops’ designee during the 60 day period referred to in Section 10.3(b) (it being understood that it is not a Breach by C&S if C&S has cooperated in good faith to transition such Services, notwithstanding the actual timing of the completion of such transition).

8.3                   Force Majeure.

(a)                                 To the extent a Party is rendered unable at any time to perform or comply with any of its obligations under this Agreement, other than obligations regarding the payment of money, by reason of act of God, force of nature, fire, or other casualty, eminent domain, war-like activity, utility failure, insurrection, or civil commotion, shortage of raw materials or supplies, any Law, or any other cause beyond its reasonable control, or beyond the control of any person directly or indirectly engaged by it (any such event being referred to as a “Force Majeure”), the obligations of such Party shall be suspended for the duration of the Force Majeure, but only to the extent such event of Force Majeure impairs the Party’s ability to perform its obligations under this Agreement.

(b)                                 As soon as the Party whose performance is affected by a Force Majeure (the “Affected Party”) becomes aware that an event of Force Majeure has occurred or is likely to occur, such Affected Party will notify the other Party.  Upon receipt of such notice by the other Party, representatives of the Parties shall meet to establish plans and procedures to overcome or mitigate the effects of the Force Majeure and the Affected Party shall use commercially reasonable efforts to minimize any adverse effects on the other Party.  Tops shall pay all reasonable costs and expenses incurred by C&S in overcoming or mitigating the effects of the Force Majeure and shall continue to pay to C&S all * Services Fees otherwise payable under this Agreement.

(c)                                  The foregoing notwithstanding, if the Force Majeure causes C&S to be unable to render material performance of its obligations under this Agreement, which inability causes (or in Tops’ reasonable business judgment after discussion and review with C&S, may cause) material damage to Tops, and C&S and Tops are unable to mutually agree on an alternative course of action which would permit C&S to continue to provide the Services to Tops, Tops can either render such performance itself or obtain such performance from a third party until C&S is able to resume the performance of the Services.  To the extent C&S is able to perform any Services for Tops under the circumstances reflected in this clause (c), Tops will continue to pay to C&S such * Services Fees commensurate with the Services C&S is able to provide.

(d)                                 If an event of Force Majeure affects C&S’s ability to supply Tops Stores from any Facility but does not otherwise affect C&S’s operations, then C&S will use commercially reasonable efforts to supply Tops Stores from another facility operated by C&S, provided that Tops pays *.

(e)                                  Each Party shall maintain a disaster and recovery plan that is specific to the performance of its obligations under this Agreement and to the information systems maintained by it in connection with this Agreement.  Each Party shall have the right to audit, test, and review the other Party’s disaster and recovery plan and may conduct on-site interviews with relevant officers and employees.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

ARTICLE 9

TERM AND TERMINATION

9.1                   Term.  This Agreement will commence on the Effective Date and shall remain in effect and continue through September 24, 2016 (the “Term”), unless earlier terminated in accordance with this Article 9.  For purposes of this Agreement, the Initial Contract Year will consist of the period from the Services Commencement Date until September 25, 2010, as more fully set forth on Exhibit 1.3 hereto.  For clarification, the Term shall consist of successive 52-week Contract Years (as described in Sections 1.3 and 1.5 and reflected in Exhibit 1.3 hereto) except where a 53-week year is necessary for accounting purposes or to account for the 365 day calendar year.  The Parties shall cooperate in good faith to ensure that upon the expiration or earlier termination of the Term, the Services, Other Services and inventory of Merchandise held on Tops’ behalf at the Facilities is transitioned and transferred to Tops or Tops’ designee (at Tops’ expense).

9.2                   Termination by C&S.

(a)                                 C&S may terminate this Agreement for cause: (i) if Tops fails to pay any amount to C&S when due (including without limitation, any amount as contemplated by the Triggering Event set forth in Section 7.1(c)(ii)(B)) and such failure continues for * after C&S has provided Tops with written notice of such failure; (ii) if Tops has breached any other material obligation (other than a payment obligation which is covered under clause (i) above) under this Agreement, and if such breach is curable, remains uncured after * following written notice of such breach from C&S; (iii) if Tops is subject to an Event of Bankruptcy and such termination is effected prior to the approval of the applicable plan of confirmation by the applicable bankruptcy court with respect to the applicable Event of Bankruptcy; (iv) *; or (v) upon the occurrence of a Triggering Event under Section 7.1(c)(ii)(C)(I) or (II) of this Agreement or (y) if default shall occur under any mortgage for which Tops is an obligor with respect to any Facility from which any of the Services are provided and, in each case, Tops has not cured such default within the permitted cure period, if any.  In the event of termination by C&S, C&S will reasonably cooperate with the orderly transfer of operations to another supplier, provided that Tops will reimburse C&S for any and all reasonable documented out of pocket expenses incurred by C&S in connection with such transfer and will pay C&S in full for any services, including any Services, required of C&S in order to effectuate such orderly transfer or otherwise requested by Tops to be performed by C&S.

(b)                                 If C&S terminates this Agreement pursuant to this Section 9.2 or if Tops terminates this Agreement pursuant to Section 9.3(b), or in connection with a termination pursuant to Section 9.6, then, to the extent so requested by C&S, Tops will immediately:

(i)                                     pay C&S all sums due to C&S under the Agreement through the effective date of termination;

(ii)                                  pay the Termination Fee set forth in Section 9.5; provided that such Termination Fee shall not be payable in connection with a termination pursuant to Section 9.6;

(iii)                               if requested by C&S, purchase (A) any or all of the assets employed by C&S in any Dedicated Facility, including any or all Fixed Assets * and (B)

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

any and all other assets purchased by C&S with Tops’ knowledge in connection with the Services provided to Tops from a Shared Facility, in each case, at each such asset’s respective book value (the “Assets”);

(iv)                              purchase at the * any and all saleable inventory purchased by C&S for delivery to Tops (the “Inventory”) and pay any costs related to the transfer or disposition thereof;

(v)                                 assume by way of assignment any and all of C&S’s obligations arising out of or related to the collective bargaining agreements at the Facilities, unless Tops elects to have C&S terminate the employment of all employees covered by such collective bargaining agreements with Tops to pay any and all costs related thereto;

(vi)                              reimburse C&S for any and all severance costs incurred by C&S as a result of C&S terminating the employment of individuals providing services to Tops hereunder at any Facility from which C&S is then providing Services, including, but not limited to any and all WARN costs incurred by C&S except costs that C&S could reasonably avoid in connection with any termination of employees related to a termination of this Agreement pursuant to Section 9.3(b); and

(vii)                           indemnify, defend and hold C&S and/or any its Affiliates including Erie, harmless from and against any and all occupancy costs (including without limitation maintenance, security, depreciation, property taxes, rent, heat, electricity, sewer and water, license fees, and insurance) related to or arising out of any leases with respect to any * Facility, *.

C&S will use its commercially reasonable efforts to mitigate the amounts that Tops is required to pay C&S under this Section 9.2(b).   C&S will communicate its decision as to whether it wishes for Tops to purchase the Assets and Inventory or undertake any of the other obligations set forth above within (i) * following the last day of this Agreement following a termination under Section 9.2(a) (other than Section 9.2(a)(ii)),  * or 9.3(b), or (ii) * prior to the day this Agreement terminates in the event of a termination under Section 9.2(a)(ii).

(c)                                  The Parties agree and acknowledge that, in connection with a termination pursuant to Section 9.2(a), the remedies under this Section 9.2 are nonexclusive and additional to all other rights or remedies in law or equity of C&S.

(d)                                 *

(i)                                     *

(ii)                                  *

*

9.3                   Termination by Tops.

(a)                                  Tops may terminate this Agreement for cause: (i) if C&S fails to pay any material amount to Tops when due and such failure continues for * after Tops has provided C&S written notice of such failure; (ii) if C&S has breached any other material obligations under this Agreement, and if such breach is curable, remains

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

uncured after * following written notice of such breach from Tops; (iii) if C&S is subject to an Event of Bankruptcy; or (iv) in the event of a Service Level Default as described under Section 3.10(f) hereof.  In the event of termination by Tops hereunder, C&S will reasonably cooperate with the orderly transfer of operations to another supplier, provided that Tops will reimburse C&S for any and all reasonable documented out-of-pocket expenses incurred by C&S in connection with such transfer, and that Tops will pay C&S in full for any services in connection therewith, including any Services C&S is required to perform in order to effectuate such orderly transfer or otherwise requested by Tops to be performed by C&S.  Termination by Tops under this Section 9.3(a) will not trigger Section 9.4 or Section 9.5.  The remedies under this Section are nonexclusive and additional to all other rights or remedies in law or equity of Tops.   Tops will use its commercially reasonable efforts to mitigate any damages related to a termination under this Section 9.3.

(b)                                 Tops may terminate this Agreement prior to its expiration at the end of the Term, without cause, including by way of a rejection of this Agreement in connection with an Event of Bankruptcy, provided that Tops has notified C&S in writing of its intent to terminate this Agreement at least * prior to the effective date of termination (other than in connection with a rejection in connection with an Event of Bankruptcy).  If the circumstances relating to such termination relate to a sale of Tops or substantially all of its assets to any self-distributor, such notice shall also describe in reasonable detail the circumstances relating to such termination.  Notwithstanding anything herein to the contrary, any termination pursuant to this Section 9.3(b) shall be effective only upon Tops’ performance in full of all of its obligations under Section 9.2(b) including, but not limited to, payment in full of the Termination Fee set forth in Section 9.5.  In the event of termination by Tops hereunder, C&S will reasonably cooperate with the orderly transfer of operations to another supplier, provided that Tops will reimburse C&S for any and all reasonable documented out-of-pocket expenses incurred by C&S in connection with such transfer, and that Tops will pay C&S in full for any services in connection therewith, including any Services C&S is required to perform in order to effectuate such orderly transfer or otherwise requested by Tops to be performed by C&S.

9.4                   Expiration of Term.  Unless earlier terminated as provided under Sections 9.2 or 9.3, this Agreement shall expire at the end of the Term.  Upon the expiration of the Term, C&S, at its discretion, may seek to sell the Assets.  If C&S elects to sell the Assets, then upon such sale, Tops shall pay to C&S * C&S will communicate its decision as to whether it wishes to sell the Assets at least * prior to the last day of the Term.  In addition, upon the expiration of the Term and at the request of C&S, Tops will:

(a)                                  pay C&S all sums due to C&S under the Agreement through the effective date of termination;

(b)                                 purchase the Inventory at the *, and pay any costs related to the transfer or disposition thereof;

(c)                                  assume by way of assignment any and all of C&S’s obligations arising out of or related to the collective bargaining agreements at the Facilities, unless Tops elects to have C&S terminate the employment of all employees covered by such collective bargaining agreements with Tops to pay any and all costs related thereto; and

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

(d)                                 reimburse C&S for any and all severance costs incurred by C&S as a result of C&S terminating the employment of individuals providing services to Tops hereunder at any Facility from which C&S is then providing Services, including, but not limited to any and all WARN costs incurred by C&S in terminating  employees; and

(e)                                  if Tops has approved in writing the entry into any lease with respect to any * Facility having a term in excess of the Term, then Tops will indemnify, defend and hold C&S and/or any its Affiliates harmless from and against any and all occupancy costs (including without limitation maintenance, security, depreciation, property taxes, rent, heat, electricity, sewer and water, license fees, and insurance) related to or arising out of any leases with respect to such * Facility.

9.5                   Termination Fee.  Commencing as of the Effective Date of this Agreement, a  “Termination Fee”, in the amount set forth below, shall be immediately payable by Tops to C&S if this Agreement is terminated either: (i) by C&S pursuant to Section 9.2(a) (as contemplated by Section 9.2(b)); (ii) *; or (iii) by Tops pursuant to Section 9.3(b).  The amount of the Termination Fee payable shall be as follows:

*

The Parties acknowledge that it would be difficult and costly to assess and establish C&S’s losses arising out of a termination of this Agreement without cause by Tops under Section 9.3(b) and that the Termination Fee set forth herein, plus the remedies stated under 9.2(b), are the exclusive, liquidated remedy available to C&S for a termination by Tops under such provision.  Nonetheless, the Parties agree that the Termination Fee, together with all other applicable payments and remedies set forth in Section 9.2(b), are reasonable in light of the costs C&S will incur to perform its obligations under this Agreement and the damages C&S will suffer in the event of such termination.  Nothing herein, however, shall act as a waiver of C&S’s rights to collect amounts properly due and owing under this Agreement, including but not limited to payments for Merchandise and Service Fees, any other amounts accrued prior to the termination of this Agreement, and amounts payable in respect of Tops’ indemnification obligations set forth in Section 10.3.

9.6                   Force Majeure.   Either Party shall have the right to terminate this Agreement without penalty if due to a Force Majeure event which has occurred and is continuing, C&S is unable to perform any material obligation, as and when required, under this Agreement for more than *.

ARTICLE 10

MISCELLANEOUS

10.1    Dispute Resolution.  The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any Party may give the other Party written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving Party shall submit to the other a written response. The notice and the response shall include (a) a statement of each Party’s position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that Party and of any other person who will

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

accompany the executive. Within 30 days after delivery of the disputing Party’s notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.  All reasonable requests for information made by one Party to the other will be honored.

If the matter has not been resolved within 60 days of the disputing Party’s notice, or if the Parties fail to meet within 30 days, either Party may initiate arbitration of the controversy or claim as provided hereinafter.

All negotiations pursuant to this Section 10.1 are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

Any dispute arising out of or relating to this Agreement, directly or indirectly, or the subject matter, breach, termination or validity hereof, which has not been resolved by a non-binding procedure as provided herein, shall be settled by arbitration in accordance with the rules of the American Arbitration Association (“AAA”) with the sole exception of circumstances involving irreparable injury to the other Party that is not adequately compensable in damages or at law, in which case the injured Party shall have the right to bring an action in a court of competent jurisdiction to seek an appropriate equitable relief, including injunctive relief. The arbitration shall be conducted by a single independent and impartial arbitrator having experience in the grocery industry who shall be selected by the Parties within 20 days after the commencement of the arbitration proceeding; provided, however, that if the Parties cannot agree on the selection of the arbitrator by the expiration of such 20 day period, the Party requesting the arbitration may initiate arbitration and request the AAA to appoint the arbitrator.  The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. § 1- 16, and judgment upon the award rendered by the arbitrator may be entered by any competent federal or state court having jurisdiction thereof. The place of arbitration shall be Albany, New York. The arbitrator’s award shall be duly made in writing within thirty (30) days after the hearings in the arbitration proceedings are closed, and such award shall be binding and conclusive on all Parties to this Agreement.  The arbitrator is empowered to award damages in excess of compensatory damages, subject to the terms of this Agreement.

Judgment upon the Award may be sought and entered in any competent federal or state court located in the United States of America.  An application may be made to such court for confirmation of the Award and for any other equitable or legal remedies that may be necessary to effectuate such Award or otherwise preserve any rights for which no adequate remedy at law exists.

The Parties understand and agree that they hereby are giving up and waiving any claim or right to litigate in court or by a jury trial, unless or to the extent that such rights are specially provided for under this Agreement or cannot be waived under applicable Law.

10.2    Audit and Access Rights.

(a)           Books and Records. C&S shall maintain complete and detailed records, data, information and statements in auditable form and quality in respect of its activities related to the provision of the Services and as to all of C&S’s other obligations under this Agreement, as information integrated into the overall financial statements maintained by C&S in the ordinary course of business.  C&S shall maintain such records consistent with GAAP.  C&S shall prepare and maintain in for a period of not less than five (5) years following the end of each of its fiscal years, adequate books and records with respect to: (i) the

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

performance of the Services, and all of its other obligations under this Agreement with respect to the Services; (ii) all amounts charged or credited by C&S to Tops hereunder; (iii) all Costs arising under this Agreement, (iv) such other records, data or information as may be otherwise required under this Agreement or reasonably requested by Tops from time to time,  and (v) with respect to the Other Services, such records as are necessary for Tops to verify the amounts received by Tops pursuant to such Other Services, it being expressly understood that any records or other information with respect to C&S’s costs and income with respect to such Services are not subject to the rights set forth in this Section 10.2 (collectively, the “Books and Records”).  The Books and Records shall be maintained consistent with GAAP, consistently applied, and shall be in a form suitable for audit, review and copying and shall be made available as reports produced from C&S’s overall financial statements maintained by C&S for its entire operations in the ordinary course of business.  All Books and Records shall be maintained in accordance with C&S’s then current document retention policy.  Tops will be provided access to, and the right to audit, any information Tops reasonably determines it needs in order to verify any of the items listed in subsections (i) through (iv) above or any matters to be audited pursuant to Section 10.2(c), provided, however, that Tops will not be provided access to data or information relating to the Other Services as relates to C&S’s costs and income with respect to such Services, or other customers of C&S or information unrelated to the performance of the Services and the Other Services, except to such limited extent as may be necessary to verify cost allocations at a Shared Facility.

(b)           Financial Statements.  Tops shall promptly deliver to C&S (i) annual financial statements for the operations of Tops all prepared in accordance with GAAP (such financial statements to include income statements, balance sheets and cash flow statements) audited and certified to by an independent registered public accounting firm, after such financial statements have been issued by such public accounting firm, within 90 days following the end of Tops’ fiscal year, and (ii) internally prepared quarterly financial statements within 45 days following the end of each of Tops’ fiscal quarters. C&S will promptly deliver to Tops audited financial statements for the year-end period, which have been certified to by a registered public accounting firm, after such financial statements have been issued by such accounting firm.

(c)           Right to Audit/Access to Books and Records.  Subject to clause (d) below and to Section 3.11(e), C&S shall permit Tops and its officers, directors, representatives, counsel, advisors and other agents (and subject to each such individual’s agreement to comply with C&S’s requested policies and procedures as referred to in Section 3.11(e), if so permitted), upon reasonable notice (which Tops acknowledges shall in no event be less than two (2) weeks) and during normal business hours, the inspection of and access to the Facilities and the Books and Records for the purpose of auditing:  (i) the performance of the Services and the Other Services (but with respect to the Other Services, only as necessary for Tops to verify the amounts received by Tops pursuant to such Other Services, it being expressly understood that any records or other information with respect to C&S’s costs and income with respect to such Other Services are not subject to the rights set forth in this Section 10.2); (ii) the conformity to this Agreement of charges and calculations of charges for all Costs * to Tops, and for all other calculations related to this Agreement and the performance of the Services, including, without limitation (a) *, and (b) the calculation and administration of any Cost Savings Gainshare Incentive Fee; (iii) preparation and maintenance of records related to the Services and Other Services in so far as such records relate to the verification of amounts received by Tops pursuant to such Other Services; (iv) the Costs and back-up and other information supporting the calculations for any payments required to be made by Tops hereunder; (v) Service Level Reconciliation

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Reports, Required Service Levels and actual service levels; and (vi) C&S’s records in order to confirm that *, and any other amount due to or charged to Tops are calculated and administered in accordance with the terms and conditions of this Agreement and (vii) any other matter relating to amounts that were (or reasonably should have been) charged to, or that were (or reasonably should have been) *, subject to the limitations set forth in this Agreement.  The right of access under this Section 10.2(c) shall, subject to Section 3.11(e), include the right to discuss such documentation with C&S’s employees, representatives and, if expressly permitted by C&S in each instance, outside vendors having knowledge of their contents, and C&S shall instruct all such employees, representatives or, if applicable, third-party vendors to fully cooperate with any request for information made by Tops to such employee, representative or third-party vendor.  To the extent Tops engages any third party auditing firm in connection with any audit, upon C&S’s request, prior to commencement of the audit, Tops shall require such third party auditing firm to execute any reasonable confidentiality agreement provided by C&S and otherwise adhere to any policies and procedures which may be required by C&S as contemplated by Section 3.11(e).

(d)           Frequency and Scope.  Tops will be limited to no more than one (1) audit during each Contract Year and each audit will be limited to the review of information related to the * period immediately preceding the audit, and any remedies or recoupment of monies due as the direct result of any errors discovered pursuant to any such audit will be limited to such * period, excluding any months that were covered by an audit in a prior year.  Any audit will be conducted at C&S’s premises and shall be completed within 60 days or such other reasonable time period agreed to by the Parties.  The Parties’ mutual objective is to identify and resolve any errors promptly after they occur rather than to rely upon the audit procedure to identify errors.  All Books and Records subject to audit and review hereunder will be subject to the confidentiality provisions set forth in Section 10.17.  Notwithstanding anything to the contrary set forth herein, failure by Tops to challenge the amount of any *, Cost, or the Services Fee or information related thereto within the * period immediately following the date such amount is invoiced or rebated to Tops shall be deemed to be Tops’ agreement and consent to such invoiced or rebated amounts, and Tops shall thereafter waive any claim or right to adjust, modify or recover any amounts related thereto.

(e)           Deficiencies.  Subject to the foregoing, if an audit or review reveals that any amounts paid or charged to Tops have been overstated or understated, then C&S shall issue a charge or credit, as applicable, to correct such overstatement or understatement.  The amount of the credit or charge will be subject to a variable late fee equal to * calculated on a daily basis from the date any payment constituting the credit or charge, as the case may be, was due.

(f)            Confidentiality.  For clarification, any and all information provided by C&S in connection with an audit to Tops and/or its accounting firm pursuant to this Section 10.2 including, but not limited to any audited financial statements and other financial information, will be subject to Section 3.11(e) and the Confidential Information provisions set forth in Section 10.17 below and in any separate confidentiality agreement C&S may require the third party accounting firm to execute.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

10.3            *

(a)                                  *:

(i)                                     *

(ii)                                  *

(iii)                               *.

(iv)                              *

(v)                                 *

*

*

*

*

(A)                              *

(B)                                *

(b)                                 *:

(i)                                     *

(ii)                                  *

*

*

*

(c)                                  *  Notwithstanding anything to the contrary set forth in this Agreement, in no event shall *, including without limitation, any * in connection with any *.  Notwithstanding anything to the contrary set forth in this Agreement, in no event will * in connection with, any * as the result of *.

(d)                                 Other Matters.  Promptly, and in any event within * after C&S receives any written communication from* C&S *.  The provisions of this * are solely intended to bind Tops and C&S and may not be relied on or enforced by any person not a party to this Agreement *; provided that any applicable Affiliate of C&S *, may rely on or enforce such provisions.

10.4            Headings. The insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

10.5            Extended Meanings.     In this Agreement words importing the singular number only include the plural and vice versa, words importing the masculine gender include the feminine and neuter genders and vice versa and words importing persons include

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Execution Copy

individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

10.6            Accounting Principles. Wherever in this Agreement reference is made to a calculation to be made in accordance with generally accepted accounting principles consistently applied (“GAAP”), such reference shall be to generally accepted accounting principles of the United States of America from time to time recommended by the Financial Accounting Standards Board (FASB), or any successor, applicable as at the date on which such calculation is made or required to be made.

10.7            Currency.  All references to dollar amounts in this Agreement are to lawful money of The United States of America.

10.8            Applicable Law of Contract. This Agreement shall be governed by the laws of the State of New York, without regard to its conflict of laws provisions, and the laws of The United States of America as applicable in such State.

10.9            Legal Relationship/Independent Contractor.

(a)                                  The legal relationship of C&S and Tops to each other shall be that of independent contractors, and neither Party shall be the agent or legal representative of the other for any purpose.  Neither Party shall have the right or authority to bind or obligate the other to any third party for any purpose whatsoever.

(b)                                 It is expressly intended by the Parties, and each Party hereby specifically warrants, represents and agrees that it (the “Performing Party” for the purposes of this Section) is an independent contractor having its own respective established place of business and all persons assisting the Performing Party in the performance of its obligations under this Agreement are and shall be deemed the employees of the Performing Party or under contract to the Performing Party for all purposes, and not of the other Party or any Affiliate of the other Party.  It is further intended and agreed that each Party shall have sole control of the manner and means of performing its obligations under this Agreement.  The specific means of accomplishing the purposes of this Agreement shall be left to the discretion of the Performing Party.  Each Party agrees that its officers, managers, or other management or supervisory personnel employed by them shall effect such management, direction and control in the sole and complete discretion of such Party.  Furthermore, Tops agrees and acknowledges that, in connection with the performance of the Services or its obligations under this Agreement, C&S may at any time enter into a subcontract for services with a third party contractor, which may include any Affiliate of C&S.

10.10     Notices.   Any demand, notice or other communication to be given in connection with this Agreement shall be in writing and shall be given by personal delivery, by overnight courier, by registered mail or by facsimile or electronic means of communication addressed to the recipient at the address set forth below or to such other address, individual or electronic communication number as may be designated by notice given by either Party to the other.  Any demand, notice or other communication shall be conclusively deemed to have been given (i) on the day of actual delivery if given by personal delivery; (ii) on the next business day if given by overnight courier; (iii) on the third business day following deposit in the mail if given by registered mail; and (iv) on the day of transmittal if given by facsimile or electronic communication during the normal business hours of the recipient and on the next following business day if not given during such hours on any day.

If to C&S:

C&S Wholesale Grocers, Inc.

7 Corporate Drive

Keene, NH 03431

Attn: Richard B. Cohen, Chairman and Chief Executive Officer

Phone: (603) 354-4601

Fax: (603) 354-4692

   with a copy to:

General Counsel

Phone: (603) 354-5885

Fax: (603) 354-4694

If to Tops:

Tops Markets, LLC

P.O. Box 1027

Buffalo, NY 14240-1027

Attention: Frank Curci, Chief Executive Officer

Phone:  (716) 635-5124

Fax:  (716) 635-5102

   with a copy to:

Kevin Darrington, Chief Financial Officer

Phone:  (716) 635-5170

Fax:  (716) 635-5107

   with a copy to:

Morgan Stanley Capital Partners V U.S. Holdco, LLC

1585 Broadway, Floor 29

New York, New York  10036

Attention:  Gary S. Matthews

Phone:  (212) 761-4737

Fax:  (201) 214-6371

10.11     Further Assurances. Each of C&S and Tops shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other Party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

10.12     Benefit of the Agreement. This Agreement shall inure to the benefit of and be binding upon C&S, Tops and their respective assigns and successors, including any transferee of substantially all of the assets of either Party.  Tops further agrees that any Affiliate of C&S, though it may not be a party to this Agreement, may be a third party beneficiary of certain of the terms and conditions set forth in this Agreement, and that in addition to C&S, any such Affiliate may enforce such term or condition directly against Tops as if it were a party to this Agreement.

10.13     Continued Provisions.  Notwithstanding any expiration or termination of this Agreement, (i) the indemnification obligation of both Parties as set forth in Article 8; (ii) the obligations of the both Parties upon termination of this Agreement as set forth in Article 9; (iii) the confidentiality and non-solicitation provisions set forth below; (iv) the obligations to pay any and all amounts payable and outstanding as of the expiration or termination of this Agreement, including those which may arise as the result of the expiration and termination of this Agreement, and (v) any other provision which expressly or by its nature is intended to survive termination of this Agreement (which will include, without limitation, this Article 10) shall survive and such expiration or termination, shall continue in full force and effect, and remain enforceable in accordance with their terms.

10.14     Entire Agreement.  This Agreement together with all Schedules and Exhibits hereto constitutes the entire agreement between the Parties with respect to its subject matter and cancels and supersedes any prior understandings and agreements between the Parties with respect to such subject matter,*.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties other than as expressly set forth in this Agreement.

10.15     Amendments and Waiver.   No modification of or amendment to this Agreement shall be valid or binding unless in writing and duly executed by both of the Parties and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the Party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

10.16     Authority; Assignment.

(a)                                  Each Party hereby represents and warrants that it has the full power and authority to enter into this Agreement and the individual signing this Agreement is authorized to bind such Party hereby.

(b)                                 This Agreement shall be binding upon the Parties and their respective successors or assigns, including any transferee of substantially all of the assets of a Party.  Tops may not assign this Agreement without the prior written consent of C&S which shall not be unreasonably withheld.  C&S shall not assign this Agreement without first giving notice to Tops of the intention to make such assignment.  Tops shall then have * in which to object, and if Tops objects, C&S shall not carry out the assignment.

10.17     Confidentiality. Each Party (a “Receiver”) shall not, during the Term or at any time thereafter, transmit Confidential Information of the other Party (a “Discloser”) to any third person either in whole or in part.  Each Receiver shall take all reasonable precautions to safeguard the Confidential Information of the Discloser from unauthorized disclosure and, at a minimum, shall afford such Confidential Information such precautions and safeguards as the Receiver affords to its own confidential information of a similar nature.  Tops also agrees to the heightened confidentiality restrictions requested or imposed by C&S in connection with the disclosure of Confidential Information, as contemplated by Section 3.11(e). “Confidential Information” for purposes of this Agreement shall mean all non-public, confidential or proprietary information of a Discloser and its clients, suppliers and customers, including but not limited to, Restricted Information, information regarding costing, merchandising, procurement, incentive programs, inventory systems, technology, formulations, transportation, warehouse, administrative and other technical, financial and

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

economic data and information, received by the Receiver in the course of the negotiation of, or performance of its obligations under, this Agreement.  Accordingly, each Receiver will also indemnify, defend and hold harmless the Discloser from any and all claims, demands, suits, actions, proceedings, undertakings, judgments, liabilities, damages, losses, expenses and costs, including without limitation, attorney’s fees and costs, involving or incurred by such Discloser, or which such Discloser may incur, with respect to any claims of third parties arising with respect to or resulting from any unpermitted disclosure or breach of this Section 10.17 by such Receiver.  The above restrictions shall not apply to the extent that Confidential Information comes into the public domain through no fault of the Receiver, is received by the Receiver from a third party having a bona fide right to disclose such information, is demonstrably developed or learned by Receiver without reliance on the Confidential Information (that the presumption being, as hereby agreed to by the Parties, that such information was developed or learned with reliance on the Confidential Information once disclosed to the Receiver), is required to be disclosed by Law (subject to clause (b) below), or required to be disclosed to enforce any right or obligation under this Agreement (subject to clause (b) below).

(a)                                  Public Notices.  Neither Party shall make any press release or public announcement regarding this Agreement or otherwise publicly disclose any of the terms of this Agreement without the prior written consent of the other Party,  except where required to do so by the terms of the indenture constituting a Senior Debt Agreement in existence as of the date hereof (pursuant to which Tops or its Affiliate is the borrower of Senior Debt in connection with an offering of publicly traded bonds), by Law or by the applicable regulations or policies of any Federal, State or other regulatory agency of competent jurisdiction or any stock exchange but only after prior consultation with the other Party, and the disclosing Party shall cooperate with the other Party and use commercially reasonable efforts to ensure that all Confidential Information and other information that is required to be disclosed in accordance with the above will be accorded confidential treatment to the fullest extent allowable.

(b)                                 Requirement to Disclose.  Wherever in this Agreement disclosure is permitted if “required by Law”, such disclosure shall be permitted only if, as promptly as practicable after determining that disclosure is required or after receipt of any such order, demand or subpoena, Receiver shall notify the Discloser of such requirement and the scope of the proposed disclosure and shall simultaneously deliver to the Discloser a copy of such order, demand or subpoena or, if there is none, a written opinion of its counsel describing the legal basis upon which such disclosure is required.  The Receiver shall cooperate with all reasonable requests of the Discloser  for assistance in preventing or limiting such disclosure.

10.18     Definitions.  Exhibit 10.18 attached hereto, which is hereby incorporated into this Agreement, and made a part of this Agreement for all respects, sets forth the meanings ascribed to certain capitalized terms used in this Agreement.

10.19  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

TOPS MARKETS, LLC		C&S WHOLESALE GROCERS, INC.

By:	/s/ Frank Curci	By:	/s/ Michael F. Newbold
Name:	Frank Curci	Name:	Michael F. Newbold
Title:	President and CEO	Title:	EVP

For purposes of Sections 9.2(b), *, 9.4 and 10.3 of this Agreement:

ERIE LOGISTICS, LLC

		By:	/s/ William M. Boyd, III
		Name:	William M. Boyd, III
		Title:	SVP and Secretary

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

LIST OF EXHIBITS

Exhibit No.	Name
Exhibit 1.3	Contract Years
*	*
*
*
*	*
*
*
*	*
*
*
*	*
*	*
*	*
Exhibit 3.2	Tops Stores (as of the Effective Date)
*	*
*
*	*
*	*
*	*
*	*
*
*
*
*
*	*
Exhibit 6.2	Coupon Processing Agreement
Exhibit 7.1(e)	Financial Covenants
Exhibit 10.18	Definitions

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Exhibit 1.3

Schedule of Contract Years

	Start Date	End Date	Weeks
Initial Contract Year	11/22/2009	9/25/2010	44
Contract Year 2	9/26/2010	9/24/2011	52
Contract Year 3	9/25/2011	9/29/2012	53
Contract Year 4	9/30/2012	9/28/2013	52
Contract Year 5	9/29/2013	9/27/2014	52
Contract Year 6	9/28/2014	9/26/2015	52
Contract Year 7	9/27/2015	9/24/2016	52

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Exhibit 3.2

TOPS STORES

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

*

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 6.2

Coupon Processing Services for Tops Markets

C&S Wholesale Grocers, Inc. (“C&S”), is pleased to provide the following terms applicable to C&S’s manufacturer coupon processing services program for Tops Markets, LLC (“Tops”), pursuant to which C&S will process coupons * (the “Coupon Services”) for valid manufacturer coupons (the “Coupons”) that are submitted by Tops for redemption.  The terms and conditions set forth in this Exhibit 6.2 to the Supply Agreement, made as of November 12, 2009 (the “Effective Date”), among Tops, C&S and, for the purposes set forth therein, Erie Logistics, LLC (the “Supply Agreement”), are referred collectively as the “Coupon Processing Agreement”.  Capitalized terms not defined herein have the meanings set forth in the Supply Agreement.

1.                                      *

2.                                      Coupons Covered.  This Coupon Processing Agreement applies to coupon processing for all stores owned and operated by Tops and its subsidiaries as of the Effective Date of the Supply Agreement.

3.                                      Coupon Processing Procedures.  In connection with the Coupon Services, C&S will:

(a)                                 *,  for the * pick-up of Coupons at Tops’ headquarters * through an overnight or less-than-truckload carrier, or as otherwise designated by C&S.

(b)                                 *.

(c)                                  *

(d)                                 *, sort, count and validate the Coupons.  Following verification of the Coupon count and face values *, C&S will reconcile the actual count, face value *

(e)                                  Submit Coupons for redemption to each applicable vendor and invoice such vendor *.

4.                                      Duties of Tops.

(a)                                 With respect to each submission of Coupons by Tops, *, Tops will provide to C&S * report which * designates such * aggregate Coupon submissions *.

(b)                                 Tops will cause each submission of Coupons to be boxed and properly prepared for shipment at its own expense and in accordance with instructions provided by C&S.

(c)                                  Tops and its stores will only submit Coupons which have been properly credited to its retail customers in accordance with the manufacturers’ requirements.  Coupons which appear to be misredeemed * (collectively referred to as “Misredeemed Coupons”) will not be accepted or credited. *

5.                                      Additional Agreements.

(a)                                 To the extent that vendor coupon invoices are not paid, C&S will attempt to collect unpaid amounts from the applicable Vendor.  However, Tops will be responsible for any

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

and all uncollectible coupon invoices, and accordingly, Tops will reimburse C&S for all amounts previously paid to Tops *.

(b)                                 The Parties acknowledge and agree that Tops shall retain whatever title it has to, and ownership of, any coupons (including Coupons) submitted for processing.  C&S will acquire no title or interest in any Coupons received from Tops or its stores.  *  Tops shall indemnify C&S for any Losses to which C&S is or may be subject, arising out of or related to (i) any Misredeemed Coupons, (ii) any coupons submitted by Tops which, or the processing of which, violates or fails to comply with any state, federal or local laws, rules, regulations or policies or accepted industry guidelines and practices,* and (iii) the negligence or willful misconduct of Tops in connection with the Coupon Services, including without limitation, the submission of coupons for processing hereby.

(c)                                  *

(d)                                 *

6.                                      Effective Date.  This Coupon Processing Agreement shall be effective as of the Effective Date.

7.                                      Term; Termination.  The “Term” of this Agreement will begin on the Effective Date and continue through and until expiration of the Term as defined in the Supply Agreement (subject to the earlier termination of the Supply Agreement as set forth therein or this Coupon Services Agreement).  *

8.                                      Confidentiality.  Each Party shall keep the terms of this Coupon Processing Agreement confidential and neither will disclose the same to any third party except in compliance with Section 10.17 of the Supply Agreement.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

Exhibit 7.1(e)

Financial Covenants

The only Financial Covenant in effect as of the Effective Date is as follows:

Pursuant to the Senior Debt Agreement, during the continuance of a Covenant Compliance Event (as defined in the Senior Debt Agreement), Tops may not permit the Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Debt Agreement), calculated as of the occurrence of such Covenant Compliance Event and as of the last day of each Fiscal Period (as defined in the Senior Debt Agreement) thereafter based upon the most recent Measurement Period (as defined in the Senior Debt Agreement) to be less than 1.10 to 1.00.

EXHIBIT 10.18

DEFINITIONS

“* Period” has the meaning set forth in Section 7.1(c)(i)(B).

“2009 Budget” has the meaning set forth of Section 1.5.

*

“Accounts Receivables *” has the meaning set forth in Section 6.3.

“Actual Costs” has the meaning set forth in Section 4.5.1.

“Actual Gainshare Costs” has the meaning set forth in Section 4.7(b).

*

“Additional Services” has the meaning set forth in Section 5.5.

“Adjusted Baseline Budget” has the meaning set forth in Section 4.7(c).

*

“Affected Party” has the meaning set forth in Section 8.3(b).

“Affiliate” , with respect to a Party, means any person or entity that, directly or indirectly, is controlled by, controls or is under common control with such Party; provided, that neither Morgan Stanley nor Morgan Stanley Capital Partners V Funding LP nor any of their respective Affiliates (other than Tops Holding Corporation and its subsidiaries) shall be deemed to be an “Affiliate” of Tops for any purpose under this Agreement.

“Agreement” means this Supply Agreement, including the Schedules and Exhibits to this Agreement, as it or they may be amended or supplemented from time to time, and the expressions “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Agreement and not to any particular portion or section of this Agreement.

“Allocation Ratio” has the meaning set forth in Section 4.3(b).

“Approved Budget” has the meaning set forth in Section 4.2.

“Asset” has the meaning set forth in Section 9.2(b)(iii).

“Baseline Budget” has the meaning set forth in Section 4.7(a).

“Baseline Costs” has the meaning set forth in Section 4.7(b).

“Base Management Fee” has the meaning set forth in Section 5.2.

*

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

“Books and Records” has the meaning set forth in Section 10.2(a).

*

“C&S” has the meaning set forth in the introductory paragraph, and unless expressly provided otherwise in this Agreement, such term does not include any Affiliate of C&S for any purpose under this Agreement.

“Confidential Information” has the meaning set forth in Section 10.17.

“Contract Quarter” means C&S’s four (4) fiscal quarters, which together comprise C&S’s fiscal year.

“Contract Week” means any period of seven (7) consecutive calendar days commencing on a Sunday and concluding on a Saturday during any Contract Year.

“Contract Year” means a 52-week period (or 53-week period every five to six years) that runs through the last Saturday in September.  Each Contract Year is comprised of four (4) Contract Quarters.  The schedule of Contract Years for the Term is set forth on Exhibit 1.3.

“Costs” has the meaning set forth in Section 4.1.

“Cost Savings Gainshare Incentive Fee” has the meaning set forth in Section 5.3(a).

“Coupon Processing Services” has the meaning set forth in Section 6.2.

*

“Dedicated Facility” means any Facility (or Facilities) utilized for the performance of Services hereunder to the extent, and for so long, that it is dedicated to the performance of such Services exclusively to Tops, else it is a Shared Facility.

“Effective Date” has the meaning set forth in the introductory paragraph to this Agreement.

“ES3” means ES3, LLC, an Affiliate of C&S.

“Event of Bankruptcy” means, with respect to a Party, that such Party (i) becomes insolvent; (ii) commits an act of bankruptcy; (iii) becomes subject to any voluntary or involuntary bankruptcy proceedings * (iv) makes an assignment for the benefit of creditors; (v) appoints or submits to the appointment of a receiver or a receiver manager for all or any of its assets; (vi) admits in writing its inability to pay its debts as they become due; or (vii) enters into or becomes subject to any type of voluntary or involuntary liquidation or dissolution.

“Facilities” means, for purposes of this Agreement, any facility from which C&S currently provides, or may in the future provide, Warehousing Services and/or Transportation Services, or any portion thereof, * any Dedicated Facility, any Shared Facility or any Replacement Facility.  Any of the Facilities referred individually is a “Facility”.

“Facility Decision” has the meaning set forth in Section 2.4(b).

“Financial Covenants” has the meaning set forth in Section 7.1(e).

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

“Fiscal Accounting Period” means periods of four consecutive Contract Weeks beginning on the Services Commencement Date.  In a 53-week Contract Year, one Fiscal Accounting Period will be comprised five (5) consecutive Contract Weeks.  Thirteen (13) Fiscal Accounting Periods comprise each Contract Year.

“Fixed Assets” means the existing fixed assets or items of plant, machinery, equipment and leasehold improvements directly related to the Services, together with any additional items of plant, machinery, equipment and leasehold improvements acquired by C&S during the Term and directly related to the provision of Services.

“Flex Budget” has the meaning set forth in Section 4.4.1.

“Flex” or “Flexing” shall mean the process of adjusting an Approved Budget in accordance with the terms and conditions set forth in Section 4.4 hereto.

“Force Majeure” has the meaning set forth in Section 8.3(a).

“GAAP” has the meaning set forth in Section 10.6.

“Gainshare” has the meaning set forth in Section 4.7(a).

“GM/HBC” means general merchandise/health and beauty care.

“GM/HBC Operations” has the meaning set forth in Section 1.5(b).

“GM/HBC Operating Costs” has the meaning set forth in Section 4.2.

“Index” has the meaning set forth in Section 5.4.

“Initial Contract Quarter” means the period from the Services Commencement Date through December 26, 2009.

“Initial Contract Year” has the meaning set forth in Section 9.1.

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“Law” shall be deemed to include (A) any applicable statute, regulation or policy of The United States of America or other government, any State or local government or any agency or authority of any of them having jurisdiction over a Party or its business or any stock exchange or self-regulatory organization in the securities industry and (B) any order, demand or subpoena of any such government, agency, authority, exchange or organization or any court of competent jurisdiction.

“Leftover Ad Volume” has the meaning set forth in Section 3.8.

“Losses” has the meaning set forth in Section 8.1(a).

“Mainline Operations” has the meaning set forth in Section 1.5(a).

“Mainline Operating Costs” has the meaning set forth in Section 4.2.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

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“Measurement Period” has the meaning set forth in Section 3.10(c).

“Merchandise” has the meaning set forth in Section 3.1.

“Monthly P&L” has the meaning set forth in Section 4.5.1.

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“Other Services” has the meaning set forth in Section 6.1, and specifically means the Coupon Processing Services, the Accounts Receivables *, and the Reclamation Services.

“Party” and “Parties” has the meaning set forth in the introductory paragraph to the Agreement.

“Penalty Payment” has the meaning set forth in Section 3.10(d).

“Penalty Period” has the meaning set forth in Section 3.10(d).

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“Performing Party” has the meaning set forth in Section 10.9(b).

“Permitted Individuals” has the meaning set forth in Section 3.11(e).

“Permitted Use” has the meaning set forth in Section 3.11(e).

“Person” means any corporation, trust, partnership, limited liability company, joint venture, or other enterprise or entity.

“Prior Agreement” has the meaning set forth in the “Witnesseth” section.

“Procurement and Purchasing Services” has the meaning set forth in Section 3.3(a).

“Purchase Terms” has the meaning set forth in Section 3.3(a).

“Recalled Merchandise” has the meaning set forth in Section 2.3(d).

“Reclamation Services” has the meaning set forth in Section 6.4.

“Replacement Facility” means any new or alternate facility (which may be a Shared Facility) to which C&S may elect to transition the Warehousing Services and/or Transportation Services, or any portion thereof, from any of the Facilities then being utilized for such services, and any facility which C&S may otherwise elect to deliver Merchandise from, during the Term, which in any case may include any facility operated by C&S or any Affiliate of C&S.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

“Reporting Requirement” has the meaning set forth in Section 7.1(c)(iii)(A)-(F).

“Required Service Level” has the meaning set forth in Section 3.10(a).

“Restricted Information” has the meaning set forth in Section 3.11(e).

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“Senior Debt” means, with respect to Tops and/or any direct parent (which includes Tops Holding Corporation) or direct or indirect subsidiary of Tops, such entity’s most senior tranche of debt or extension of credit (and any other tranche of debt or extension of credit that is not subordinated thereto), which includes without limitation, any bond issuance by such entity, whether such bond is issued to any private lender or is publicly traded.

“Senior Debt Agreement” means any agreement or agreements (or indenture or indentures), with respect to any Senior Debt, which reflects the terms and conditions thereof, and includes any above-described agreement effective as of the Effective Date of this Agreement, and any amendment thereto and any replacement or future agreement with respect to any Senior Debt.

“Service Level Credit” has the meaning set forth in Section 3.10(d).

“Service Level Default” has the meaning set forth in Section 3.10(c).

“Service Level Reconciliation Report” has the meaning set forth in Section 3.10(b).

“Services” means Warehousing Services, the Transportation Services, the Procurement and Purchasing Services and Additional Services, but expressly excludes Other Services.

* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.

“Services Commencement Date” has the meaning set forth in Section 1.3.

“Services Fees” has the meaning set forth in Section 5.1.

“Shared Facility(ies)” means a Facility (or Facilities) from which services are provided to Tops and at least one other customer.

“Shared Savings” has the meaning set forth in Section 4.7(d).

“Term” has the meaning set forth in Section 9.1.

“Tops” has the meaning set forth in the introductory paragraph.

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“Tops Stores” or “Stores” has the meaning set forth in Section 3.2.

“Tops Volume” means any volume of Merchandise intended for use or resale at the Tops Stores or otherwise procured or purchased on Tops’ behalf, at Tops’ direction or with any other reference to Tops’ account, business, operations or name.

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“Transportation Services” has the meaning set forth in Section 2.3.

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“Triggering Event” has the meaning set forth in Section 7.1(c)(ii)(A)-(D).

“Warehousing Services” has the meaning set forth in Section 2.2.

“* Statement” has the meaning set forth in Section 7.1(a).

“* Statement Amount” has the meaning set forth in Section 7.1(a).

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* Confidential treatment has been requested and the redacted material has been filed separately with the Securities and Exchange Commission.